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                  FIRST BANK OF SOUTH DAKOTA (NATIONAL ASSOCIATION)

                                      Transferor

                               FBS CARD SERVICES, INC.

                                       Servicer

                                         and

                                    CITIBANK, N.A.

                                       Trustee

                         on behalf of the Certificateholders

                --------------------------------------------------

                               SERIES 1997-1 SUPPLEMENT

                            Dated as of February 27, 1997

                                          to

                           POOLING AND SERVICING AGREEMENT

                             Dated as of February 1, 1997

                --------------------------------------------------

                        FIRST BANK CORPORATE CARD MASTER TRUST

                                    Series 1997-1
                --------------------------------------------------



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

                                  TABLE OF CONTENTS
                                                                            Page

SECTION 1.    Designation...................................................  1

SECTION 2.    Definitions...................................................  2

SECTION 3.    Servicing Compensation and Assignment
                of Net Interchange.......................................... 26

SECTION 4.    Reassignment and Transfer Terms............................... 29

SECTION 5.    Delivery and Payment for the Investor
                Certificates................................................ 29

SECTION 6.    Depository; Form of Delivery of Investor
                Certificates................................................ 30

SECTION 7.    Article IV of Agreement....................................... 30

  SECTION 4.4  Rights of Certificateholders................................. 30
  SECTION 4.5  Allocations.................................................. 31
  SECTION 4.6  Determination of Monthly Interest............................ 34
  SECTION 4.7  Determination of Monthly Principal........................... 36
  SECTION 4.8  Coverage of Required Amount.................................. 38
  SECTION 4.9  Monthly Allocations.......................................... 41
  SECTION 4.10 Investor Charge-Offs......................................... 45
  SECTION 4.11 Excess Spread and
                 Shared Excess Yield Collections............................ 48
  SECTION 4.12 Reallocated Principal Collections............................ 50
  SECTION 4.13 Shared Principal Collections................................. 51
  SECTION 4.14 Shared Excess Yield Collections.............................. 52
  SECTION 4.15 Interest Funding Account..................................... 52
  SECTION 4.16 Principal Funding Account.................................... 54
  SECTION 4.17 Reserve Account.............................................. 55
  SECTION 4.18 Overconcentration Account.................................... 57
  SECTION 4.19 Transferor's or Servicer's Failure
                 to Make a Deposit or Payment............................... 60

SECTION 8.    Article V of the Agreement.................................... 60

  SECTION 5.1 Distributions................................................. 61
  SECTION 5.2 Series 1997-1
                Certificateholders' Statement............................... 62

  SECTION 9.  Early Amortization Events..................................... 62

  SECTION 10. Series 1997-1 Termination..................................... 64

  SECTION 11. Counterparts.................................................. 64

  SECTION 12. Governing Law................................................. 65

  SECTION 13. No Petition................................................... 65

  SECTION 14. Tax Representation and Covenant...............................  65


  EXHIBITS

  EXHIBIT A-1   Form of Class A Certificate
  EXHIBIT A-2   Form of Class B Certificate
  EXHIBIT B     Form of Monthly Payment Instructions
                  and Notification to the Trustee
  EXHIBIT C     Form of Series 1997-1 Certificateholders' Statement

         SERIES 1997-1 SUPPLEMENT, dated as of February 27, 1997 (this "SERIES SUPPLEMENT"), among FIRST BANK OF SOUTH DAKOTA (NATIONAL ASSOCIATION), a national banking association, as Transferor, FBS CARD SERVICES, INC., a Minnesota corporation, as Servicer, and CITIBANK, N.A., not in its individual capacity, but solely as Trustee under the Pooling and Servicing Agreement, dated as of February 1, 1997, among First Bank of South Dakota (National Association), FBS Card Services, Inc. and the Trustee (the "AGREEMENT").

         Pursuant to this Series Supplement, the Transferor and the Trust shall create a Series of Investor Certificates and shall specify the Principal Terms thereof.

         SECTION I DESIGNATION.(a) There is hereby created a Series of Investor Certificates to be issued in two Classes pursuant to the Agreement and this Series Supplement and to be known together as the "SERIES 1997-1 CERTIFICATES." The two Classes shall be designated as the Class A 6.40% Asset Backed Certificates, Series 1997-1 (the "CLASS A CERTIFICATES") and the Class B 6.55% Asset Backed Certificates, Series 1997-1 (the "CLASS B CERTIFICATES"). The Class A Certificates and the Class B Certificates shall be substantially in the form of Exhibits A-1 and A-2 hereto, respectively. In addition, there is hereby created a third Class of an uncertificated interest in the Trust which shall be deemed to be an "Investor Certificate" for all purposes under the Agreement and this Series Supplement, except as expressly provided herein, and which shall be known as the Collateral Investor Interest, Series 1997-1 (the "COLLATERAL INVESTOR INTEREST").

         (b) The Collateral Interest Holder, as holder of an "Investor Certificate" under the Agreement, shall be entitled to the benefits of the Agreement and this Series Supplement upon payment by the Collateral Interest Holder of amounts owing on the Closing Date pursuant to the Loan Agreement. Notwithstanding the foregoing, except as expressly provided herein, the provisions of Article VI and Article XII of the Agreement relating to the registration, authentication, delivery, presentation, cancellation and surrender of Registered Certificates and the Opinion of Counsel described in Section 6.9(b)(d)(i)
shall not be applicable to the Collateral Investor Interest.

         SECTION 2 DEFINITIONS.

         In the event that any term or provision contained herein shall conflict with or be inconsistent with any provision contained in the Agreement, the terms and provisions of this Series Supplement shall govern. All Article, Section or subsection references herein shall mean Articles, Sections or subsections of the Agreement, except as otherwise provided herein. All capitalized terms not otherwise defined herein are defined in the Agreement. Each capitalized term defined herein shall relate only to the Investor Certificates and no other Series of Certificates issued by the Trust.

         "ACCUMULATION PERIOD" shall mean, unless an Early Amortization Event shall have occurred prior thereto, the period commencing at the opening of business on the first day of the December 2001 Collection Period, or such later date as is determined in accordance with subsection 4.9(f) and ending on the first to occur of (a) the commencement of the Early Amortization Period, (b) the payment in full of the Invested Amount or (c) the Series 1997-1 Termination Date.

         "ACCUMULATION PERIOD FACTOR" shall mean, for each Collection Period, a fraction, the numerator of which is equal to the sum of the initial invested amounts (or other amounts specified in the applicable Supplement) of all outstanding Series, and the denominator of which is equal to the sum of (a) the Initial Invested Amount, (b) the initial invested amounts (or other amounts specified in the applicable Supplement) of all outstanding Series (other than Series 1997-1) which are not expected to be in their revolving periods, and (c) the initial invested amounts (or other amounts specified in the applicable Supplement) of all other outstanding Series which are not allocating Shared Principal Collections to other Series and are in their revolving periods.

         "ACCUMULATION PERIOD LENGTH" shall have the meaning assigned such term in subsection 4.9(f).

         "ADJUSTED INVESTED AMOUNT" shall mean, with respect to any date of determination, an amount equal to the sum of (a) the Class A Adjusted Invested Amount, (b) the Class B Invested Amount and (c) the Collateral Invested Amount.

         "AVAILABLE INVESTOR PRINCIPAL COLLECTIONS" shall mean, with respect to any Collection Period, an amount equal to (a) the Investor Principal Collections for such Collection Period, MINUS (b) the amount of Reallocated Principal Collections with respect to such Collection Period which pursuant to Section
4.12 are required to fund the Class A Required Amount and the Class B Required Amount, PLUS (c) the amount of any Shared Principal Collections that are allocated to Series 1997-1 in accordance with subsection 4.13(b).

         "AVAILABLE OVERCONCENTRATION ACCOUNT AMOUNT" shall mean, with respect to any Transfer Date, the lesser of (a) the amount on deposit in the Overconcentration Account on such date (after taking into account any interest and earnings retained in the Overconcentration Account pursuant to subsection 4.18(b) on such date, but before giving effect to any deposit made or to be made pursuant to subsection 4.11(k) to the Overconcentration Account on such date) and (b) the Required Overconcentration Account Amount.

         "AVAILABLE RESERVE ACCOUNT AMOUNT" shall mean, with respect to any Transfer Date, the lesser of (a) the amount on deposit in the Reserve Account on such date (after taking into account any interest and earnings retained in the Reserve Account pursuant to subsection 4.17(b) on such date, but before giving effect to any deposit made or to be made pursuant to subsection 4.11(j) to the Reserve Account on such date) and (b) the Required Reserve Account Amount.

         "BASE RATE" shall mean, with respect to any Collection Period, the annualized percentage equivalent of a fraction, the numerator of which is the sum of the Class A Monthly Interest, the Class B Monthly Interest and the Collateral Monthly Interest, each with respect to the Distribution Date immediately following such Collection Period, and the Class A Servicing Fee, the Class B Servicing Fee and the Collateral Servicing Fee, each with respect to the Transfer Date immediately following such Collection Period, and the denominator of which is the

Invested Amount as of the close of business on the last day of such Collection Period.

         "CLASS A ADDITIONAL INTEREST" shall have the meaning specified in subsection 4.6(a).

         "CLASS A ADJUSTED INVESTED AMOUNT" shall mean, with respect to any date of determination, an amount equal to the Class A Invested Amount on such date of determination MINUS the Principal Funding Account Balance on such date of determination.

         "CLASS A AVAILABLE FUNDS" shall mean, with respect to any Collection Period, an amount equal to the sum of (a) the Class A Floating Percentage of Yield Collections (including net investment earnings on funds on deposit in the Excess Funding Account) deposited in the Collection Account for such Collection Period (or to be deposited in the Collection Account on the related Transfer Date with respect to such Collection Period pursuant to the third paragraph of subsection 4.3(a) of the Agreement and subsection 3(b) of this Series Supplement), excluding the portion of Yield Collections attributable to Net Interchange that is allocable to Servicer Interchange, (b) if such Collection Period relates to a Distribution Date that occurs on or prior to the payment in full of the Class A Invested Amount, the Principal Funding Investment Proceeds arising pursuant to subsection 4.16(b), if any, with respect to the related Transfer Date and (c) amounts, if any, to be withdrawn from the Reserve Account which will be deposited into the Collection Account on the related Transfer Date pursuant to subsections 4.17(b) and 4.17(d).

         "CLASS A CERTIFICATEHOLDER" shall mean the Person in whose name a Class A Certificate is registered in the Certificate Register.

         "CLASS A CERTIFICATE RATE" shall mean a rate equal to 6.40% per annum. Interest with respect to the Class A Certificates shall be computed on the basis of a 360-day year consisting of twelve 30-day months for all purposes of this Series Supplement and the Agreement.

         "CLASS A CERTIFICATES" shall mean any of the certificates executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-1 hereto.

         "CLASS A DEFICIENCY AMOUNT" shall have the meaning specified in subsection 4.6(a).

         "CLASS A EXPECTED FINAL PAYMENT DATE" shall mean the February 2002 Distribution Date.

         "CLASS A FIXED PERCENTAGE" shall mean, with respect to any Collection Period following the Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class A Invested Amount as of the close of business on the last day of the Revolving Period and the denominator of which is equal to the greater of (i) the sum of (A) the Trust Principal Component as of the close of business on the last day of the immediately preceding Collection Period and (B) the Excess Funding Amount as of the close of business on such day and
(ii) the sum of the numerators used to calculate the allocation percentages with respect to Principal Collections for all Series outstanding as of the date on which such determination is being made.

         "CLASS A FLOATING PERCENTAGE" shall mean, with respect to any Collection Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class A Adjusted Invested Amount as of the close of business on the last day of the immediately preceding Collection Period (or, with respect to the first Collection Period applicable to Series 1997-1, the Class A Initial Invested Amount) and the denominator of which is equal to the greater of (i) the sum of (A) the Trust Principal Component as of the close of business on the last day of the immediately preceding Collection Period and (B) the Excess Funding Amount as of the close of business on such day and (ii) the sum of the numerators used to calculate the allocation percentages with respect to Yield Collections and Defaulted Receivables for all Series outstanding as of the date on which such determination is being made.

         "CLASS A INITIAL INVESTED AMOUNT" shall mean the aggregate initial principal balance of the Class A Certificates, which is $394,800,000.

         "CLASS A INVESTED AMOUNT" shall mean, on any date of determination, an amount equal to (a) the Class A Initial Invested Amount, MINUS (b) the aggregate amount of principal payments made to the Class A Certificateholders prior to such date, MINUS (c) the aggregate amount of unreimbursed Class A Investor Charge-Offs for all prior Transfer Dates; PROVIDED, HOWEVER, that the Class A Invested Amount may not be reduced below zero.

         "CLASS A INVESTOR CHARGE-OFFS" shall have the meaning specified in subsection 4.10(a).

         "CLASS A INVESTOR DEFAULT AMOUNT" shall mean, with respect to each Transfer Date, an amount equal to the product of (a) the Default Amount for the related Collection Period and (b) the Class A Floating Percentage applicable during the related Collection Period.

         "CLASS A INVESTOR PERCENTAGE" shall mean, with respect to any Collection Period, (a) with respect to Yield Collections and Defaulted Receivables at any time or Principal Collections during the Revolving Period, the Class A Floating Percentage and (b) with respect to Principal Collections during the Accumulation Period or the Early Amortization Period, the Class A Fixed Percentage.

         "CLASS A MONTHLY INTEREST" shall mean the monthly interest distributable in respect of the Class A Certificates as calculated in accordance with subsection 4.6(a).

         "CLASS A MONTHLY PRINCIPAL" shall mean the monthly principal distributable in respect of the Class A Certificates as calculated in accordance with subsection 4.7(a).

         "CLASS A REQUIRED AMOUNT" shall have the meaning specified in subsection 4.8(a).

         "CLASS A SERVICING FEE" shall have the meaning specified in subsection 3(a).

         "CLASS B ADDITIONAL INTEREST" shall have the meaning specified in subsection 4.6(b).

    "CLASS B AVAILABLE FUNDS" shall mean, with respect to any Collection Period, an amount equal to the Class B Floating Percentage of Yield Collections (including net investment earnings on funds on deposit in the Excess Funding Account) deposited in the Collection Account for such Collection Period (or to be deposited in the Collection Account on the related Transfer Date with respect to such Collection Period pursuant to the third paragraph of subsection 4.3(a) of the Agreement and subsection 3(b) of this Series Supplement), excluding the portion of Yield Collections attributable to Net Interchange that is allocable to Servicer Interchange.

         "CLASS B CERTIFICATEHOLDER" shall mean the Person in whose name a Class B Certificate is registered in the Certificate Register.

         "CLASS B CERTIFICATE RATE" shall mean a rate equal to 6.55% per annum. Interest with respect to the Class B Certificates shall be computed on the basis of a 360-day year consisting of twelve 30-day months for all purposes of this Series Supplement and the Agreement.

         "CLASS B CERTIFICATES" shall mean any of the certificates executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-2 hereto.

         "CLASS B DEFICIENCY AMOUNT" shall have the meaning specified in subsection 4.6(b).

         "CLASS B EXPECTED FINAL PAYMENT DATE" shall mean the February 2002 Distribution Date.

         "CLASS B FIXED PERCENTAGE" shall mean, with respect to any Collection Period following the Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class B Invested Amount as of the close of business on the last day of the Revolving Period and the denominator of which is equal to the greater of (i) the sum of (A) the Trust Principal Component as of the close of business on the last day of the immediately preceding Collection Period and (B) the Excess Funding Amount as of the close of business on such day and
(ii) the sum of the numerators used to calculate the allocation percentages with respect to Principal Collections for all Series outstanding as of the date on which such determination is being made.

         "CLASS B FLOATING PERCENTAGE" shall mean, with respect to any Collection Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class B Invested Amount as of the close of business on the last day of the immediately preceding Collection Period (or, with respect to the first Collection Period applicable to Series 1997-1, the Class B Initial Invested Amount) and the denominator of which is equal to the greater of (i) the sum of (A) the Trust Principal Component as of the close of business on the last day of the immediately preceding Collection Period and (B) the Excess Funding Amount as of the close of business on such day and (ii) the sum of the numerators used to calculate the allocation percentages with respect to Yield Collections and Defaulted Receivables for all Series outstanding as of the date on which such determination is being made.

         "CLASS B INITIAL INVESTED AMOUNT" shall mean the aggregate initial principal balance of the Class B Certificates, which is $6,300,000.

         "CLASS B INVESTED AMOUNT" shall mean, on any date of determination, an amount equal to (a) the Class B Initial Invested Amount, MINUS (b) the aggregate amount of principal payments made to the Class B Certificateholders prior to such date, MINUS (c) the aggregate amount of Class B Investor Charge-Offs for all prior Transfer Dates, MINUS (d) the amount of the Reallocated Class B Principal Collections allocated pursuant to subsection 4.12(a) on all prior Transfer Dates, MINUS (e) an amount equal to the amount by which the Class B Invested Amount has been reduced on all prior Transfer Dates pursuant to subsection 4.10(a), PLUS (f) the aggregate amount of Excess Spread and Shared Excess Yield Collections allocated and available on all prior Transfer Dates pursuant to subsection 4.11(e), for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c), (d) and
(e); PROVIDED, HOWEVER, that the Class B Invested Amount may not be reduced below zero.

         "CLASS B INVESTOR CHARGE-OFFS" shall have the meaning specified in subsection 4.10(b).

         "CLASS B INVESTOR DEFAULT AMOUNT" shall mean, with respect to each Transfer Date, an amount equal to the product of (a) the Default Amount for the related Collection Period and (b) the Class B Floating Percentage applicable during the related Collection Period.

         "CLASS B INVESTOR PERCENTAGE" shall mean, with respect to any Collection Period, (a) with respect to Yield Collections and Defaulted Receivables at any time or Principal Collections during the Revolving Period, the Class B Floating Percentage and (b) with respect to Principal Collections during the Accumulation Period or the Early Amortization Period, the Class B Fixed Percentage.

         "CLASS B MONTHLY INTEREST" shall mean the monthly interest distributable in respect of the Class B Certificates as calculated in accordance with subsection 4.6(b).

         "CLASS B MONTHLY PRINCIPAL" shall mean the monthly principal distributable in respect of the Class B Certificates as calculated in accordance with subsection 4.7(b).

         "CLASS B REQUIRED AMOUNT" shall have the meaning specified in subsection 4.8(b).

         "CLASS B SERVICING FEE" shall have the meaning specified in subsection 3(a).

         "CLOSING DATE" shall mean February 27, 1997.

         "CODE" shall mean the Internal Revenue Code of 1986, as amended.

         "COLLATERAL AVAILABLE FUNDS" shall mean, with respect to any Collection Period, an amount equal to the Collateral Floating Percentage of Yield Collections (including net investment earnings on funds on deposit in the Excess Funding Account) deposited in the Collection Account for such Collection Period (or to be deposited in the Collection Account on the related Transfer Date with respect to such Collection Period pursuant to the third paragraph of subsection 4.3(a) of the Agreement and subsection 3(b) of this Series Supplement), excluding the portion of Yield Collections attributable to Net Interchange that is allocable to Servicer Interchange.

         "COLLATERAL FIXED PERCENTAGE" shall mean, with respect to any Collection Period following the Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Collateral Invested Amount as of the close of business on the last day of the Revolving Period and the denominator of which is equal to the greater of (i) the sum of (A) the Trust Principal Component as of the close of business on the last day of the immediately preceding Collection Period and (B) the Excess Funding Amount as of the close of business on such day and
(ii) the sum of the numerators used to calculate the allocation percentages with respect to Principal Collections for all Series outstanding as of the date on which such determination is being made.

         "COLLATERAL FLOATING PERCENTAGE" shall mean, with respect to any Collection Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Collateral Invested Amount as of the close of business on the last day of the immediately preceding Collection Period (or, with respect to the first Collection Period applicable to Series 1997-1, the Collateral Initial Invested Amount) and the denominator of which is equal to the greater of (i) the sum of (A) the Trust Principal Component as of the close of business on the last day of the immediately preceding Collection Period and (B) the Excess Funding Amount as of the close of business on such day and (ii) the sum of the numerators used to calculate the allocation percentages with respect to Yield Collections and Defaulted Receivables for all Series outstanding as of the date on which such determination is being made.

         "COLLATERAL INITIAL INVESTED AMOUNT" shall mean the aggregate initial principal balance of the Collateral Investor Interest, which is $18,900,000.

         "COLLATERAL INTEREST HOLDER" shall mean the entity so designated in the Loan Agreement.

         "COLLATERAL INVESTED AMOUNT" shall mean, on any date of determination, an amount equal to (a) the Collateral Initial Invested Amount, MINUS (b) the aggregate amount of principal payments made to the Collateral Interest Holder prior to such date, MINUS (c) the aggregate amount of Collateral Investor Charge-Offs for all prior Transfer Dates, MINUS (d) the amount of Reallocated Collateral Principal Collections allocated pursuant to subsections 4.12(a) and (b) on all prior Transfer Dates, MINUS (e) an amount equal to the amount by which the Collateral Invested Amount has been reduced on all prior Transfer Dates pursuant to subsections 4.10(a) and (b), and PLUS (f) the aggregate amount of Excess Spread and Shared Excess Yield Collections allocated and available on all prior Transfer Dates pursuant to subsection 4.11(i) for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c), (d) and (e); PROVIDED, HOWEVER, that the Collateral Invested Amount may not be reduced below zero.

         "COLLATERAL INVESTOR CHARGE-OFFS" shall have the meaning specified in subsection 4.10(c).

         "COLLATERAL INVESTOR DEFAULT AMOUNT" shall mean, with respect to any Transfer Date, an amount equal to the product of (a) the Default Amount for the related Collection Period and (b) the Collateral Floating Percentage applicable during the related Collection Period.

         "COLLATERAL INVESTOR INTEREST" shall have the meaning specified in the recitals hereto.

         "COLLATERAL INVESTOR RECORD DATE" shall mean, with respect to any Distribution Date, the last Business Day of the calendar month immediately preceding such Distribution Date.

         "COLLATERAL MONTHLY INTEREST" shall mean the monthly interest distributable in respect of the Collateral Investor Interest as calculated in accordance with subsection 4.6(c).

         "COLLATERAL MONTHLY PRINCIPAL" shall mean the monthly principal distributable in respect of the Collateral Investor Interest as calculated in accordance with subsection 4.7(c).

         "COLLATERAL PERCENTAGE" shall mean, with respect to any Collection Period, (a) with respect to Yield Collections and Defaulted Receivables at any time or

Principal Collections during the Revolving Period, the Collateral Floating Percentage and (b) with respect to Principal Collections during the Accumulation Period or the Early Amortization Period, the Collateral Fixed Percentage.

         "COLLATERAL RATE" shall mean, for any Interest Period, the rate or rates specified in the Loan Agreement.

         "COLLATERAL REQUIRED AMOUNT" shall have the meaning specified in subsection 4.8(c).

         "COLLATERAL SERVICING FEE" shall have the meaning specified in subsection 3(a).

         "COLLECTION PERIOD" shall have the meaning specified in the Agreement, except that the first Collection Period with respect to the Investor Certificates shall begin on and include February 1, 1997 and shall end on and include February 28, 1997.

         "CONTROLLED ACCUMULATION AMOUNT" shall mean (a) for any Transfer Date with respect to the Accumulation Period prior to the payment in full of the Class A Invested Amount, $197,400,000; PROVIDED, HOWEVER, that if the Accumulation Period Length is determined to be less than two (2) months pursuant to subsection 4.9(f), the Controlled Accumulation Amount for each Transfer Date with respect to the Accumulation Period prior to the payment in full of the Class A Invested Amount will be equal to $394,800,000, and (b) for any Transfer Date with respect to the Accumulation Period after payment in full of the Class A Invested Amount, an amount equal to the Class B Invested Amount on such Transfer Date.

         "CONTROLLED DEPOSIT AMOUNT" shall mean, for any Transfer Date with respect to the Accumulation Period, an amount equal to the sum of the Controlled Accumulation Amount for such Transfer Date and any Deficit Controlled Accumulation Amount for the immediately preceding Transfer Date.

         "CORPORATE CUSTOMER" shall mean the Person, other than an employee cardholder, who is listed as the customer on a Corporate Card Agreement or Purchasing Card Agreement.

         "COVERED AMOUNT" shall mean, for any Transfer Date with respect to the Accumulation Period or the first Special Payment Date of the Early Amortization Period, an amount equal to one-twelfth (1/12) of the product of
(a) the Class A Certificate Rate and (b) the Principal Funding Account Balance, if any, as of the Record Date preceding such Transfer Date.

         "CUMULATIVE SERIES PRINCIPAL SHORTFALL" shall mean the sum of the Series Principal Shortfalls (as such term is defined in each of the related Series Supplements) for each Series.

         "CUMULATIVE SERIES YIELD SHORTFALL" shall mean the sum of the Series Yield Shortfalls (as such term is defined in each of the related Supplements, including this Series Supplement) for each Series.

         "DAILY PRINCIPAL SHORTFALL" shall mean, on any date of determination, the excess of the Monthly Principal Payment for the Collection Period relating to such date over the month to date amount of Principal Collections processed for such Collection Period allocable to investor certificates of all outstanding Series, not subject to reallocation, which are on deposit or to be deposited in the Collection Account on such date.

         "DEFICIENCY AMOUNT" shall mean, at any time of determination, the sum of the Class A Deficiency Amount and the Class B Deficiency Amount.

         "DEFICIT CONTROLLED ACCUMULATION AMOUNT" shall mean (a) on the first Transfer Date with respect to the Accumulation Period, the excess, if any, of the Controlled Accumulation Amount for such Transfer Date over the amount distributed from the Collection Account pursuant to subsection 4.9(e)(i) with respect to the Class A Certificates for such Transfer Date and (b) on each subsequent Transfer Date with respect to the Accumulation Period, the excess, if any, of the Controlled Deposit Amount for such subsequent Transfer Date over the amount distributed from the Collection Account pursuant to subsection 4.9(e)(i) with respect to the Class A Certificates for such subsequent Transfer Date.

         "DISTRIBUTION DATE" shall mean March 17, 1997 and the 15th of each calendar month thereafter, or if any such 15th day is not a Business Day, the next succeeding Business Day.

         "EARLY AMORTIZATION COMMENCEMENT DATE" shall mean the date on which a Trust Early Amortization Event is deemed to occur pursuant to Section 9.1 of the Agreement or a Series Early Amortization Event is deemed to occur pursuant to Section 9 hereof.

         "EARLY AMORTIZATION PERIOD" shall mean the Amortization Period commencing on the Early Amortization Commencement Date and ending on the earlier of (a) the date on which the Invested Amount has been paid in full and (b) the Series 1997-1 Termination Date.

         "ENHANCEMENT" shall mean (a) with respect to the Class A Certificates, amounts available on deposit in the Overconcentration Account and the subordination of the Class B Certificates and the Collateral Investor Interest, and (b) with respect to the Class B Certificates, amounts available on deposit in the Overconcentration Account and the subordination of the Collateral Investor Interest.

         "ENHANCEMENT SURPLUS" shall have the meaning set forth in subsection 4.7(c)(i).

         "EXCESS PRINCIPAL FUNDING INVESTMENT PROCEEDS" shall mean, with respect to each Transfer Date relating to the Accumulation Period, the amount, if any, by which the Principal Funding Investment Proceeds for such Transfer Date exceeds the Covered Amount for such Transfer Date.

         "EXCESS SPREAD" shall mean, with respect to any Transfer Date, the sum of the amounts with respect to such Transfer Date, if any, specified pursuant to subsections 4.9(a)(iv), 4.9(b)(iii) and 4.9(c)(ii).

         "FIXED ALLOCATION PERCENTAGE" shall mean, with respect to any Collection Period, the sum of the Class A Fixed Percentage, the Class B Fixed Percentage and the Collateral Fixed Percentage for such Collection Period.

         "FLOATING ALLOCATION PERCENTAGE" shall mean, with respect to any Collection Period, the sum of the Class A Floating Percentage, the Class B Floating Per-centage and the Collateral Floating Percentage for such Collection Period.

         "IMPLIED RATING" shall mean, as of any date of determination and with respect to any company, a rating implied based upon the Standard & Poor's rating for long-term debt or claims paying ability that is in effect for such company in accordance with the following rules: (i) a company with a Standard & Poor's rating for long-term debt or claims paying ability of A+ to AAA will be assigned an Implied Rating of A-1+; (ii) a company with a Standard & Poor's rating for long-term debt or claims paying ability of A- to A will be assigned an Implied Rating of A-1; (iii) a company with a Standard & Poor's rating for long-term debt or claims paying ability of BBB to BBB+ will be assigned an Implied Rating of A-2; (iv) a company with a Standard & Poor's rating for long-term debt or claims paying ability of BBB- will be assigned an Implied Rating of A-3; and (v) a company with a Standard & Poor's rating for long-term debt or claims paying ability of below BBB- will be assigned an Implied Rating of "below A-3."

         "INITIAL INVESTED AMOUNT" shall mean  $420,000,000.

         "INTEREST FUNDING ACCOUNT" shall have the meaning set forth in subsection 4.15(a).

         "INTEREST PAYMENT DATE" shall mean the 15th day of February and August of each year, commencing August 15, 1997 (or, if any such day is not a Business Day, the next succeeding Business Day) and the Class A Expected Final Payment Date with respect to the Class A Certificates and the Class B Expected Final Payment Date with respect to the Class B Certificates.

         "INTEREST PERIOD" shall mean, (i) with respect to any Interest
Payment Date or the first Special Payment Date, the period from and including the 15th day of the calendar month in which the previous Interest Payment
Date occurred through the day preceding the 15th day of the calendar month in which such Interest Payment Date or first Special Payment Date occurs, except that the initial Interest Period shall be the period from and including the Closing Date through the day preceding the earlier of the first Interest
Payment Date or the first Spe-
cial Payment Date; (ii) with respect to any other Special Payment Date, the period from and including the 15th day of the calendar month in which the previous Special Payment Date occurred through the day preceding the 15th day of the calendar month in which such Special Payment Date occurs; and (iii) with respect to the Collateral Investor Interest and any Distribution Date, the period from and including the previous Distribution Date through the day preceding such Distribution Date, except that the initial Interest Period shall be the period from and including the Closing Date through the day preceding the first Distribution Date.

         "INVESTED AMOUNT" shall mean, on any date of determination, an amount equal to the sum of (a) the Class A Invested Amount, (b) the Class B Invested Amount and (c) the Collateral Invested Amount, each as of such date.

         "INVESTOR CERTIFICATEHOLDER" shall mean (a) with respect to the Class A Certificates, the holder of record of a Class A Certificate, (b) with respect to the Class B Certificates, the holder of record of a Class B Certificate and (c) with respect to the Collateral Investor Interest, the Collateral Interest Holder.

         "INVESTOR CERTIFICATES" shall mean the Class A Certificates, the Class B Certificates and the Collateral Investor Interest.

         "INVESTOR DEFAULT AMOUNT" shall mean, with respect to any Collection Period, an amount equal to the sum of (a) the Class A Investor Default Amount, (b) the Class B Investor Default Amount and (c) the Collateral Investor Default Amount, each with respect to such Collection Period.

         "INVESTOR PERCENTAGE" shall mean for any Collection Period, (a) with respect to Yield Collections and Defaulted Receivables at any time or Principal Collections during the Revolving Period, the Floating Allocation Percentage and (b) with respect to Principal Collections during the Accumulation Period or the Early Amortization Period, the Fixed Allocation Percentage.

         "INVESTOR PRINCIPAL COLLECTIONS" shall mean, with respect to any Collection Period, the sum of (a) the aggregate amount deposited into the Collection Account for such Collection Period pursuant to subsections 4.5(a)(ii), (iii) and (iv), 4.5(b)(ii), (iii) and
(iv) or 4.5(c)(ii), in each case, as applicable to such Collection Period and
(b) the aggregate amount to be treated as Investor Principal Collections pursuant to subsections 4.9(a)(iii) and 4.11(a) (to the extent allocable to the Class A Investor Default Amount), (b), (d), (e), (h) and (i) for such Collection Period (other than such amount paid from Reallocated Principal Collections).

         "LOAN AGREEMENT" shall mean the agreement among the Trustee, the Transferor, the Servicer and the Collateral Interest Holder, dated as of February 20, 1997, as amended or modified from time to time.

         (A) = the highest result obtained for any Collection Period within the twelve (12) Collection Periods preceding the date of determination by computing for each such Collection Period a fraction, the numerator of which is the aggregate amount of Adjustments for such Collection Period and the denominator of which is the aggregate gross amount of cardholder charges and fees in the Accounts with respect to such Collection Period; PROVIDED that if less than twelve (12) Collection Periods have elapsed from the Closing Date to the date of determination, the references above in this paragraph to "Collection Period" and "Collection Periods" shall be deemed to refer to "calendar month" and "calendar months", respectively, and with respect to each calendar month preceding the Closing Date, the numerator of the fraction referred to above shall equal the aggregate amount of adjustments (determined in accordance with the definition of Adjustments, except that, for this purpose, the reference to the Receivables in such definition shall be deemed to refer to the receivables in the accounts in the Bank Portfolio) with respect to the receivables in the accounts in the Bank Portfolio and the denominator of such fraction shall equal the aggregate gross amount of cardholder charges and fees in the accounts in the Bank Portfolio with respect to such calendar month.

         (B) = a fraction, the numerator of which is the Dilution Horizon with respect to Series 1997-1 and the denominator of which is thirty (30). The Dilution Horizon with respect to Series 1997-1 shall at all times be equal to 24.

         (C) = a fraction, the numerator of which is the aggregate gross amount of cardholder charges and fees in the Accounts with respect to the Collection Period immediately preceding the date of determination and the denominator of which is the Receivables balance net of Adjustments as of the close of business on the last day of such Collection Period; PROVIDED that with respect to any date of determination prior to the end of the initial Collection Period, the references above in this paragraph to "Collection Period" shall be deemed to refer to "calendar month" and with respect to the calendar month preceding the initial Collection Period, the numerator of the fraction referred to above shall equal the aggregate gross amount of cardholder charges and fees in the accounts in the Bank Portfolio with respect to such calendar month and the denominator of such fraction shall equal the receivables balance net of adjustments (determined in accordance with the definition of Adjustments, except that, for this purpose, the reference to the Receivables in such definition shall be deemed to refer to the receivables in the accounts in the Bank Portfolio) for the receivables in the accounts in the Bank Portfolio as of the close of business on the last day of such calendar month.

         (D) = the Stressed Trust Dilution Factor with respect to Series 1997-1, which shall at all times be equal to 2.

         "MINIMUM TRUST PRINCIPAL COMPONENT" with respect to Series 1997-1 shall equal, as of any date of determination, the Initial Invested Amount.

         "MONTHLY INVESTOR SERVICING FEE" shall have the meaning specified in subsection 3(a).

         "MONTHLY PRINCIPAL PAYMENT" shall mean with respect to any Collection Period, for all Series (including Series 1997-1) which are in an Amortization Period or Accumulation Period (as such terms are defined in the related Supplements for all Series), the sum of (a) the Controlled Distribution Amount for the related Transfer Date for any Series in its Controlled Amortization Period (as such terms are defined in the related Supplements for all Series), (b) the Controlled Deposit Amount for the related Transfer Date for any Series in its Accumulation Period, if applicable (as such terms are defined in the related Supplements for all Series), (c) the Invested Amount as of the end of the prior Collection Period taking into effect any payments to be made on the following Distribution Date for any Series in its Principal Amortization Period or Early Amortization Period (as such terms are defined in the related Supplements for all Series),
(d) the excess of the Collateral Invested Amount as of the Transfer Date occurring in such Collection Period over the Required Collateral Invested Amount for the related Transfer Date, assuming no Deficit Controlled Accumulation Amount and (e) such other amounts as may be specified in the related Supplements for all Series.

         "NET SERVICING FEE RATE" shall mean (a) so long as the Transferor, Citibank, N.A. or any of their respective Affiliates is the Servicer, 1% per annum and (b) if the Transferor, Citibank, N.A. or any of their respective Affiliates is no longer the Servicer, 2% per annum.

         "OVERCONCENTRATION ACCOUNT" shall have the meaning specified in subsection 4.18(a).

         "OVERCONCENTRATION BALANCE" shall mean, on any date of determination and with respect to any Corporate Customer, the amount of Eligible Receivables due from such Corporate Customer and (without duplication) its Related Obligors which, expressed as a percentage of the amount of all Eligible Receivables, exceeds (a) 6.0% for Corporate Customers rated A-1 by Standard & Poor's, (b)

4.5% for Corporate Customers rated A-2 by Standard & Poor's, (c) 3.5% for Corporate Customers rated A-3 by Standard & Poor's and (d) 2.45% for Corporate Customers rated below A-3 or not rated by Standard & Poor's and with no Implied Rating; provided that other percentages may be used to the extent the applicable Rating Agency has confirmed in writing that such use will not result in the reduction or withdrawal of its ratings of the Certificates. In addition to, but without duplication of, amounts computed in accordance with the immediately preceding sentence, the Overconcentration Balances will include: (x) with respect to the A-2 rating category, an amount equal to the excess, if any, of
(i) the sum of the amount of Eligible Receivables due from the two Corporate Customers in that category that (together with their Related Obligors) represent the two highest percentages of Eligible Receivables in such category over (ii) 7% of the amount of all Eligible Receivables; (y) with respect to the A-3 rating category, an amount equal to the excess, if any, of (i) the sum of the amount of Eligible Receivables due from the three Corporate Customers in that category that (together with their Related Obligors) represent the three highest percentages of Eligible Receivables in such category over (ii) 7% of the amount of all Eligible Receivables; and (z) with respect to the below A-3/not rated category, an amount equal to the excess, if any, of (i) the sum of the amount of Eligible Receivables due from the four Corporate Customers in that category that (together with their Related Obligors) represent the four highest percentages of Eligible Receivables in such category over (ii) 7% of the amount of all Eligible Receivables. Receivables due from Corporate Customers rated A-1+ by Standard & Poor's (together with Receivables due from their Related Obligors) will be excluded from the computation of the Overconcentration Balance.

         The percentage applicable to any Corporate Customer will be the percentage associated with the Standard & Poor's short-term debt rating that is in effect for such Corporate Customer. If no Standard & Poor's short-term debt rating is in effect for a Corporate Customer, the percentage applicable to such Corporate Customer will be the percentage associated with the Corporate Customer's Implied Rating based on the Standard & Poor's rating for long-term debt or claims paying ability that is in effect for such Corporate Customer.

If no Standard & Poor's rating for short-term debt, long-term debt or claims paying ability is in effect for a Corporate Customer, the percentage applicable to such Corporate Customer will be the percentage associated with the Standard & Poor's short-term debt rating that is in effect for such Corporate Customer's corporate parent, if any, or if no such short-term debt rating is in effect for such corporate parent, the corporate parent's Implied Rating based on the Standard & Poor's rating for long-term debt or claims paying ability that is in effect for such corporate parent. If there is no basis to determine an actual Standard & Poor's rating or an Implied Rating for a Corporate Customer or its corporate parent in accordance with the foregoing, such Corporate Customer will be considered not rated. The Servicer will determine and advise the Trustee in writing of the ratings in effect on the Closing Date and thereafter will determine and advise the Trustee in writing of such ratings quarterly on or prior to the Transfer Dates occurring in the months of February, May, August and November.

         "OVERCONCENTRATION DRAW AMOUNT" shall have the meaning specified in subsection 4.18(c).

         "PORTFOLIO YIELD" shall mean, with respect to any Collection Period, the annualized percentage equivalent of a fraction, the numerator of which is the sum of Yield Collections (excluding Net Interchange, if any), Principal Funding Investment Proceeds and amounts withdrawn from the Reserve Account and the Overconcentration Account, in each case to the extent such amounts are available and allocable to the Certificateholders or the Collateral Interest Holder with respect to such Collection Period, MINUS the Investor Default Amount for such Collection Period, and the denominator of which is the Invested Amount as of the close of business on the last day of such Collection Period.

         "PRINCIPAL FUNDING ACCOUNT" shall have the meaning set forth in subsection 4.16(a).

         "PRINCIPAL FUNDING ACCOUNT BALANCE" shall mean, with respect to any date of determination, the principal amount, if any, of funds on deposit in the Principal Funding Account on such date of determination.

         "PRINCIPAL FUNDING INVESTMENT PROCEEDS" shall mean, with respect to each Transfer Date, the investment earnings on funds in the Principal Funding Account (net of losses and investment expenses) for the period from and including the immediately preceding Transfer Date to but excluding such Transfer Date.

         "PRINCIPAL FUNDING INVESTMENT SHORTFALL" shall mean, with respect to each Transfer Date relating to the Accumulation Period, the amount, if any, by which the Principal Funding Investment Proceeds for such Transfer Date is less than the Covered Amount for such Transfer Date.

         "RATING AGENCY" shall mean Moody's, Standard & Poor's and Fitch.

         "RATING AGENCY CONDITION" shall mean the notification in writing by each Rating Agency that an action will not result in any Rating Agency reducing or withdrawing its then existing rating of the investor certificates of any outstanding Series or Class of a Series with respect to which it is a Rating Agency.

         "REALLOCATED CLASS B PRINCIPAL COLLECTIONS" shall mean, with respect to any Transfer Date, Principal Collections applied in accordance with subsection 4.12(a) in an amount not to exceed the product of (a) the Class B Investor Percentage with respect to the Collection Period relating to such Transfer Date and (b) the amount of Principal Collections with respect to the Collection Period relating to such Transfer Date; PROVIDED, HOWEVER, that such amount shall not exceed the Class B Invested Amount after giving effect to any Class B Investor Charge-Offs for such Transfer Date.

         "REALLOCATED COLLATERAL PRINCIPAL COLLECTIONS" shall mean, with respect to any Transfer Date, Principal Collections applied in accordance with subsections 4.12(a) and (b) in an amount not to exceed the product of (a) the Collateral Percentage with respect to the Collection Period relating to such Transfer Date and (b) the amount of Principal Collections with respect to the Collection Period relating to such Transfer Date; PROVIDED, HOWEVER, that such amount shall not exceed the Collateral Invested Amount after giving effect to any Collateral Investor Charge-Offs for such Transfer Date.

         "REALLOCATED PRINCIPAL COLLECTIONS" shall mean the sum of (a) Reallocated Class B Principal Collections and (b) Reallocated Collateral Principal Collections.

         "RECORD DATE" shall mean, with respect to any Interest Payment Date or Special Payment Date, the last Business Day of the calendar month immediately preceding such Interest Payment Date or Special Payment Date.

         "RELATED OBLIGOR" shall mean, with respect to any Corporate Customer, any Obligor (a) who is an employee of such Corporate Customer or its consolidated Affiliates or (b) that is a consolidated Affiliate of such Obligor.

         "REQUIRED ACCUMULATION FACTOR NUMBER" shall be equal to a fraction, rounded upwards to the nearest whole number, the numerator of which is one and the denominator of which is equal to the lowest monthly principal payment rate on the Accounts, expressed as a decimal, for the twelve (12) months preceding the date of such calculation.

         "REQUIRED COLLATERAL INVESTED AMOUNT" shall mean, (a) with respect to the initial Transfer Date, $18,900,000 and (b) with respect to any Transfer Date thereafter, an amount equal to the sum of (i) 4.5% of the sum of (x) the Class A Adjusted Invested Amount and the Class B Invested Amount as of such Transfer Date (after giving effect to deposits into the Principal Funding Account on such Transfer Date and payments to be made on the related Distribution Date), and (y) the Collateral Invested Amount on the prior Transfer Date after any adjustments made thereto on such Transfer Date and (ii) during the Accumulation Period, the excess, if any, of the Required Overconcentration Account Amount over the amount on deposit in the Overconcentration Account on such Transfer Date (after giving effect to any deposit to be made to, and any withdrawal to be made from, the Overconcentration Account on such Transfer Date); PROVIDED, that from and after the occurrence of an Early Amortization Event, the Required Collateral Invested Amount shall equal the Required Collateral Invested Amount on the Transfer Date immediately preceding the occurrence of such Early Amortization Event.

         "REQUIRED OVERCONCENTRATION ACCOUNT AMOUNT" shall mean, with respect to any Transfer Date, an amount equal to the product of (a) the Overconcentration Balances as of the close of business on the last day of the immediately preceding Collection Period and (b) the Floating Allocation Percentage applicable during such Collection Period.

         "REQUIRED RESERVE ACCOUNT AMOUNT" shall mean, with respect to any Transfer Date on or after the Reserve Account Funding Date, an amount equal to
(a) 0.5% of the outstanding principal balance of the Class A Certificates or (b) any other amount designated by the Transferor, PROVIDED that if such designation is of a lesser amount, the Transferor shall (i) provide the Servicer, the Collateral Interest Holder and the Trustee with written confirmation that the Rating Agency Condition shall have been satisfied and (ii) deliver to the Trustee a certificate of an authorized officer to the effect that, based on the facts known to such officer at such time, in the reasonable belief of the Transferor, such designation will not cause an Early Amortization Event or an event that, after the giving of notice or the lapse of time, would cause an Early Amortization Event to occur with respect to Series 1997-1.

         "RESERVE ACCOUNT" shall have the meaning specified in subsection
4.17(a).

         "RESERVE ACCOUNT FUNDING DATE" shall mean the Transfer Date with respect to the Collection Period which commences no later than three (3) months prior to the commencement of the Accumulation Period, or such earlier date as the Servicer may determine.

         "RESERVE ACCOUNT SURPLUS" shall mean, as of any Transfer Date following the Reserve Account Funding Date, the amount, if any, by which the amount on deposit in the Reserve Account exceeds the Required Reserve Account Amount.

         "RESERVE DRAW AMOUNT" shall have the meaning specified in subsection 4.17(c).

         "REVOLVING PERIOD" shall mean the period from and including the Closing Date to, but not including, the earlier of (a) the day the Accumulation Period commences and (b) the Early Amortization Commencement Date.

         "SERIES 1997-1" shall mean the Series of the First Bank Corporate Card Master Trust represented by the Investor Certificates.

         "SERIES 1997-1 CERTIFICATEHOLDERS" shall mean the holder of record of a Series 1997-1 Certificate.

         "SERIES 1997-1 CERTIFICATES" shall mean the Class A Certificates and the Class B Certificates.

         "SERIES 1997-1 TERMINATION DATE" shall mean the earliest to occur of
(a) the Distribution Date on which the Invested Amount is paid in full, (b) the February 2003 Distribution Date and (c) the Trust Termination Date.

         "SERIES EARLY AMORTIZATION EVENTS" shall mean the Early Amortization Events specified in Section 9 of this Series Supplement.

         "SERIES PRINCIPAL SHORTFALL" shall mean with respect to any Transfer Date, the excess, if any, of (a) (i) with respect to any Transfer Date relating to the Accumulation Period, the sum of (A) the Controlled Deposit Amount for such Transfer Date and (B) the excess, if any, of the Collateral Invested Amount for such Transfer Date over the Required Collateral Invested Amount for such Transfer Date and (ii) with respect to any Transfer Date during the Early Amortization Period, the Adjusted Invested Amount over (b) the Investor Principal Collections minus the Reallocated Principal Collections (other than the portion, if any, of such Reallocated Principal Collections used to fund any Class A Investor Default Amount or Class B Investor Default Amount pursuant to subsections 4.12(a) and (b)) for such Transfer Date.

         "SERIES SERVICING FEE RATE" shall mean 2%.

         "SERIES YIELD SHORTFALL" shall mean, with respect to any Transfer Date, the excess, if any, of the amount distributable pursuant to subsections 4.11(a)-(l) over Excess Spread.

         "SERVICER INTERCHANGE" shall mean, for any Collection Period, the portion of Yield Collections allocated to the Investor Certificates and deposited in the Collection Account with respect to such Collection Period that is attributable to Net Interchange; PROVIDED, HOWEVER, that Servicer Interchange for a Collection Period shall not exceed one-twelfth (1/12) of the product of
(i) the Servicing Base Amount and (ii) 1%.

         "SERVICING BASE AMOUNT" shall mean, with respect to any Transfer Date, the Adjusted Invested Amount as of the last day of the second preceding Collection Period.

         "SHARED EXCESS YIELD COLLECTIONS" shall mean, with respect to any Transfer Date, either (a) the amount described in subsection 4.11(m) allocated to the Investor Certificates but available to cover shortfalls in amounts payable from Yield Collections allocated to other Series, if any, or (b) the aggregate amount of Yield Collections allocable to other Series in excess of the amounts necessary to make required payments with respect to such Series, if any, and available to cover shortfalls with respect to the Investor Certificates in accordance with subsection 4.14(b).

         "SHARED PRINCIPAL COLLECTIONS" shall mean, with respect to any Transfer Date, either (a) the amount allocated to the Investor Certificates which may be applied to the Series Principal Shortfall with respect to other outstanding Series or (b) the sum of the Excess Funding Amount, with respect to any Transfer Date, and the aggregate amounts allocated to the investor certificates of other Series which the applicable Supplements for such Series specify are to be treated as "Shared Principal Collections" and which may be applied to cover the Series Principal Shortfall with respect to the Investor Certificates.

         "SPECIAL PAYMENT DATE" shall mean each Distribution Date from and after the occurrence of an Early Amortization Event.

         SECTION 3.  SERVICING COMPENSATION AND ASSIGNMENT OF NET INTERCHANGE.
(a) The share of the Servicing Fee allocable to Series 1997-1 with respect to any Transfer Date (the "MONTHLY INVESTOR SERVICING FEE") shall be equal to one-twelfth (1/12) of the product of (i) the Series Servicing Fee Rate and (ii) the Servicing Base Amount; PROVIDED, HOWEVER, that with respect to the first Transfer Date, the Monthly Investor Servicing Fee shall be equal to the product of (x) the Series Servicing Fee Rate, (y) the Initial Invested Amount and (z) a fraction, the numerator of which is equal to the number of days in the period from and including the Closing Date through the day preceding the initial Distribution Date and the denominator of which is 360. On each Transfer Date for which the Transferor, Citibank, N.A. or any of their respective Affiliates is the Servicer, a portion of Net Interchange with respect to the related Collection Period that is on deposit in the Collection Account shall be withdrawn from the Collection Account and paid to the Servicer in payment of a portion of the Monthly Investor Servicing Fee with respect to such Collection Period ("SERVICER INTERCHANGE"). Should the Servicer Interchange on deposit in the Collection Account on any Transfer Date with respect to the related Collection Period be less than one-twelfth (1/12) of 1% of the Servicing Base Amount, the Monthly Investor Servicing Fee with respect to such Collection Period will not be paid to the extent of such insufficiency of Servicer Interchange on deposit in the Collection Account, until the Transfer Date or Transfer Dates with respect to which Servicer Interchange is available in the Collection Account (prior to giving effect to the payment of the portion of the Monthly Investor Servicing Fee constituting Servicer Interchange for such Transfer Date or Transfer Dates). The share of the Monthly Investor Servicing Fee allocable to the Class A Invested Amount with respect to any Transfer Date (the "CLASS A SERVICING FEE") shall be equal to one-twelfth (1/12) of the product of (i) the Net Servicing Fee Rate and (ii) the Class A Adjusted Invested Amount as of the last day of the second preceding Collection Period; PROVIDED, HOWEVER, that with respect to the first Transfer Date, the Class A Servicing Fee shall be equal to the product of (x) the Class A Initial Invested Amount, (y) the Net Servicing Fee Rate and (z) a fraction, the numerator of which is equal to the number of days in the period from and including the Closing Date through the day preceding the initial Distribution Date and the denominator of which is
360. The share of the Monthly Investor Servicing Fee allocable to the Class B Invested Amount with respect to any Transfer Date (the "CLASS B SERVICING FEE") shall be equal to one-twelfth (1/12) of the product of (i) the Net Servicing Fee Rate and (ii) the Class B Invested Amount as of the last day of the second preceding Collection Period; PROVIDED, HOWEVER, that with respect to the first Transfer Date, the Class B Servicing Fee shall be equal to the product of (x) the Class B Initial Invested Amount, (y) the Net Servicing Fee Rate and (z) a fraction, the numerator of which is equal to the number of days in the period from and including the Closing Date through the day preceding the initial Distribution Date and the denominator of which is
360. The share of the Monthly Investor Servicing Fee allocable to the Collateral Investor Interest with respect to any Transfer Date (the "COLLATERAL SERVICING FEE") shall be equal to one-twelfth (1/12) of the product of (i) the Net Servicing Fee Rate and (ii) the Collateral Invested Amount as of the last day of the second preceding Collection Period; PROVIDED, HOWEVER, that with respect to the first Transfer Date, the Collateral Servicing Fee shall be equal to the product of (x) the Collateral Initial Invested Amount, (y) the Net Servicing Fee Rate and (z) a fraction, the numerator of which is equal to the number of days in the period from and including the Closing Date through the day preceding the initial Distribution Date and the denominator of which is 360. Except as specifically provided above, the Servicing Fee shall be paid by the cash flows from the Trust allocated to the Transferor or the certificateholders of other Series (as provided in the related Supplements) and in no event shall the Trust, the Trustee or the Investor Certificateholders be liable therefor. The Class A Servicing Fee shall be payable to the Servicer solely to the extent amounts are available for distribution in respect thereof pursuant to subsections 4.9(a)(ii), 4.11(a), 4.18(d)(i) and 4.12(a). The Class B Servicing Fee shall be payable solely to the extent amounts are available for distribution in respect thereof pursuant to subsections 4.9(b)(ii), 4.11(c), 4.18(d)(ii) and 4.12(b). The Collateral Servicing Fee shall be payable solely to the extent amounts are available for distribution in respect thereof pursuant to subsections 4.9(c)(i), 4.11(f) and 4.18(d)(iii).

         (b) On or before each Transfer Date, the Transferor shall notify the Servicer of the amount of Net Interchange to be included as Yield Collections and allocable to the Investor Certificateholders with respect to the preceding Collection Period. Such amount of Net

Interchange shall be equal to the product of (i) the aggregate amount of Net Interchange allocable to the Trust with respect to such Collection Period and
(ii) the Floating Allocation Percentage applicable during such Collection Period. On each Transfer Date, the Transferor shall pay to the Servicer, and the Servicer shall deposit into the Collection Account, in immediately available funds, the amount of Net Interchange to be so included as Yield Collections allocable to the Investor Certificates with respect to the preceding Collection Period. The Transferor hereby assigns, sets over, conveys, pledges and grants a security interest and lien to the Trustee on behalf of the Trust for the benefit of the Investor Certificateholders in Net Interchange and the proceeds of Net Interchange, as set forth in this subsection 3(b). In connection with the foregoing grant of a security interest, this Series Supplement shall constitute a security agreement under applicable law. To the extent that a Supplement for a related Series, other than Series 1997-1, assigns, sets over, conveys, pledges or grants a security interest in Net Interchange allocable to the Trust, all investor certificates of any such Series (except as otherwise specified in any such Supplement) and the Investor Certificates shall rank pari passu and be equally and ratably entitled as provided herein to the benefits of such Net Interchange without preference or priority on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Series Supplement and other related Supplements.

         SECTION 4.  REASSIGNMENT AND TRANSFER TERMS.  The Investor
Certificates shall be subject to repurchase by the Transferor at its option, in accordance with the terms specified in subsection 12.2(a) of the Agreement, on any Distribution Date on or after the Distribution Date on which the Invested Amount is reduced to an amount less than or equal to 5% of the Initial Invested Amount. The deposit required in connection with any such purchase shall include the amount, if any, on deposit in the Principal Funding Account and will be equal to the sum of (a) the Invested Amount and (b) accrued and unpaid interest on the Investor Certificates through the day preceding the Distribution Date on which the repurchase occurs.

         SECTION 5. DELIVERY AND PAYMENT FOR THE INVESTOR CERTIFICATES. The Transferor shall execute and deliver the Series 1997-1 Certificates to the Trustee for authentication in accordance with Section 6.1 of the Agreement. The Trustee shall deliver such Certificates when authenticated in accordance with Section 6.2 of the Agreement.

         SECTION 6.  DEPOSITORY; FORM OF DELIVERY OF INVESTOR CERTIFICATES.

         (a)The Class A Certificates and the Class B Certificates shall be delivered as Book-Entry Certificates as provided in Sections 6.1 and 6.10 of the Agreement.

         (b)The Depository for Series 1997-1 shall be The Depository Trust Company, and the Class A Certificates and Class B Certificates shall be initially registered in the name of Cede & Co., its nominee.

         SECTION 7. ARTICLE IV OF AGREEMENT. Sections 4.1, 4.2 and 4.3 of the Agreement shall be read in their entirety as provided in the Agreement.
Article IV (except for Sections 4.1, 4.2 and 4.3 thereof) of the Agreement shall be read in its entirety as follows and shall be applicable only to the Investor
Certificates:


                                      ARTICLE IV


                           RIGHTS OF CERTIFICATEHOLDERS AND
                      ALLOCATION AND APPLICATION OF COLLECTIONS

         SECTION 4.4 RIGHTS OF CERTIFICATEHOLDERS. The Investor Certificates shall represent undivided interests in the Trust, consisting of the right to receive, to the extent necessary to make the required payments with respect to such Investor Certificates at the times and in the amounts specified in this Agreement, (a) the Floating Allocation Percentage and Fixed Allocation Percentage (as applicable from time to time) of Collections received with respect to the Receivables and (b) funds on deposit in the Collection Account, the Excess Funding Account, the Interest Funding Account, the Principal Funding Account, the Reserve Account and the Overconcentration Account. The Collateral Investor Interest shall be subordinate to the Class A Certificates and the Class B Certificates. The Class B Certificates shall be subordi-nate to the Class A Certificates. The Exchangeable Transferor Certificate shall not represent any interest in the Collection Account, the Excess Funding Account, the Interest Funding Account, the Principal Funding Account, the Reserve Account or the Overconcentration Account, except as specifically provided in this Article IV.

         SECTION 4.5  Allocations.

         (a) ALLOCATIONS DURING THE REVOLVING PERIOD. During the Revolving Period, the Servicer shall, prior to the close of business on the day any Collections are deposited in the Collection Account, allocate to the Investor Certificateholders or the Holder of the Exchangeable Transferor Certificate the following amounts for application as set forth below:

         (i) An amount equal to the product of (A) the Floating Allocation Percentage on the Date of Processing of such Collections and (B) the aggregate amount of Yield Collections processed on such Date of Processing shall be applied in accordance with Section 4.9.

         (ii) An amount equal to the product of (A) the Collateral Floating Percentage on the Date of Processing of such Collections and (B) the aggregate amount of Principal Collections processed on such Date of Processing shall be applied first in accordance with Section 4.12 and then in accordance with subsection 4.9(d).

         (iii) An amount equal to the product of (A) the Class B Floating Percentage on the Date of Processing of such Collections and (B) the aggregate amount of Principal Collections processed on such Date of Processing shall be applied first in accordance with Section 4.12 and then in accordance with subsection 4.9(d).

         (iv) (A) An amount equal to the product of (1) the Class A Floating Percentage on the Date of Processing of such Collections and (2) the aggregate amount of Principal Collections processed on such Date of Processing shall be applied in accordance with subsection 4.9(d); PROVIDED, HOWEVER, that the amount so applied shall not exceed the Daily Prin-cipal Shortfall, and (B) pay to the Holder of the Exchangeable Transferor Certificate an amount equal to the excess, if any, identified in the proviso to clause (A) above; PROVIDED, HOWEVER, that the amount to be paid to the Holder of the Exchangeable Transferor Certificate pursuant to this subsection 4.5(a)(iv)(B) with respect to any Date of Processing shall be paid to the Holder of the Exchangeable Transferor Certificate only if the Transferor Amount on such Date of Processing is greater than the Minimum Transferor Amount (after giving effect to the inclusion in the Trust of all Receivables created on or prior to such Date of Processing and the application of payments referred to in subsection 4.3(b)) and otherwise shall be deposited into the Excess Funding Account to the extent necessary to ensure that the Transferor Amount is at least equal to the Minimum Transferor Amount.

         (b) ALLOCATIONS DURING THE ACCUMULATION PERIOD. During the Accumulation Period, the Servicer shall, prior to the close of business on the day any Collections are deposited in the Collection Account, allocate to the Investor Certificateholders or the Holder of the Exchangeable Transferor Certificate the following amounts for application as set forth below:

         (i) An amount equal to the product of (A) the Floating Allocation Percentage on the Date of Processing of such Collections and (B) the aggregate amount of Yield Collections processed on such Date of Processing shall be applied in accordance with Section 4.9.

         (ii) An amount equal to the product of (A) the Collateral Fixed Percentage on the Date of Processing of such Collections and (B) the aggregate amount of Principal Collections processed on such Date of Processing shall be applied first in accordance with Section 4.12 and then in accordance with subsection 4.9(e).

         (iii) An amount equal to the product of (A) the Class B Fixed Percentage on the Date of Processing of such Collections and (B) the aggregate amount of Principal Collections processed on such Date of Processing shall be applied first in accordance with

  Section 4.12 and then in accordance with subsection 4.9(e).

         (iv)(A) An amount equal to the product of (1) the Class A Fixed Percentage on the Date of Processing of such Collections and (2) the aggregate amount of Principal Collections processed on such Date of Processing shall be applied in accordance with subsection 4.9(e); PROVIDED, HOWEVER, that the amount so applied shall not exceed the Daily Principal Shortfall, and (B) pay to the Holder of the Exchangeable Transferor Certificate an amount equal to the excess, if any, identified in the proviso to clause (A) above; PROVIDED, HOWEVER, that the amount to be paid to the Holder of the Exchangeable Transferor Certificate pursuant to this subsection 4.5(b)(iv)(B) with respect to any Date of Processing shall be paid to the Holder of the Exchangeable Transferor Certificate only if the Transferor Amount on such Date of Processing is greater than the Minimum Transferor Amount (after giving effect to the inclusion in the Trust of all Receivables created on or prior to such Date of Processing and the application of payments referred to in subsection 4.3(b)) and otherwise shall be deposited into the Excess Funding Account to the extent necessary to ensure that the Transferor Amount is at least equal to the Minimum Transferor Amount.

         (c) ALLOCATIONS DURING THE EARLY AMORTIZATION PERIOD. During the Early Amortization Period, the Servicer shall, prior to the close of business on the day any Collections are deposited in the Collection Account, allocate to the Investor Certificateholders or the Holder of the Exchangeable Transferor Certificate the following amounts for application as set forth below:

         (i) An amount equal to the product of (A) the Floating Allocation Percentage on the Date of Processing of such Collections and (B) the aggregate amount of Yield Collections processed on such Date of Processing shall be applied in accordance with Section 4.9.

         (ii)(A) An amount equal to the product of (1) the Fixed Allocation Percentage on the Date of Processing of such Collections and (2) the aggregate amount of Principal Collections processed on such Date of Processing shall be applied in accordance with subsection 4.9(e); PROVIDED, HOWEVER, that the amount so applied shall not exceed the sum of (x) the Invested Amount as of the close of business on the last day of the prior Collection Period (after taking into account any payments to be made on the Distribution Date relating to such prior Collection Period and deposits and any adjustments to be made to the Invested Amount to be made on the Transfer Date relating to such Collection Period) and (y) any Reallocated Principal Collections relating to the Collection Period in which such deposit is made, and (B) pay to the Holder of the Exchangeable Transferor Certificate an amount equal to the excess, if any, identified in the proviso to clause (A) above; PROVIDED, HOWEVER, that the amount to be paid to the Holder of the Exchangeable Transferor Certificate pursuant to this subsection 4.5(c)(ii)(B) with respect to any Date of Processing shall be paid to the Holder of the Exchangeable Transferor Certificate only if the Transferor Amount on such Date of Processing is greater than the Minimum Transferor Amount (after giving effect to the inclusion in the Trust of all Receivables created on or prior to such Date of Processing and the application of payments referred to in subsection 4.3(b)) and otherwise shall be deposited into the Excess Funding Account to the extent necessary to ensure that the Transferor Amount is at least equal to the Minimum Transferor Amount.

         (d) LIMITATION ON REQUIRED DEPOSITS. For so long as the Servicer shall (i) satisfy the conditions specified in the third paragraph of subsection 4.3(a) of the Agreement and (ii) be making deposits to the Collection Account on a monthly basis, all requirements herein to deposit amounts on a daily basis shall be deemed to be satisfied to the extent that the required monthly deposit is made and all references to amounts on deposit in such accounts shall be deemed to include amounts which would otherwise have been deposited therein on a daily basis.

         SECTION 4.6  DETERMINATION OF MONTHLY INTEREST.

         (a) The amount of interest allocable monthly to the Class A Certificates for payment on the following

Interest Payment Date or Special Payment Date shall be an amount equal to one-twelfth (1/12) of the product of (i) the Class A Certificate Rate and (ii) the outstanding principal balance of the Class A Certificates determined as of the Record Date preceding the related Transfer Date (the "CLASS A MONTHLY INTEREST"); PROVIDED, HOWEVER, that with respect to the first Distribution Date, Class A Monthly Interest will be an amount equal to the interest accrued on the outstanding principal balance of the Class A Certificates as of the Closing Date at the Class A Certificate Rate for the period from and including the Closing Date through the day preceding such Distribution Date; and PROVIDED FURTHER, that in addition to Class A Monthly Interest an amount equal to the amount of any unpaid Class A Deficiency Amounts, as defined below, plus an amount equal to one-twelfth (1/12) of the product of (A) the Class A Certificate Rate and (B) the amount of any unpaid Class A Deficiency Amounts as of the Transfer Date immediately preceding the later of the prior Interest Payment Date or the prior Special Payment Date (the "CLASS A ADDITIONAL INTEREST") shall also be allocable to the Class A Certificates, and on such Transfer Date the Trustee shall, in accordance with the written instructions of the Servicer, withdraw such funds, to the extent available, from the Collection Account and deposit such funds into the Interest Funding Account. The "CLASS A DEFICIENCY AMOUNT" for any Transfer Date shall be equal to the excess, if any, of the aggregate amount of interest allocable to the Class A Certificates pursuant to this subsection 4.6(a) on the prior Transfer Date over the amount in respect of such interest actually transferred to the Interest Funding Account on such Transfer Date.

         (b) The amount of interest allocable monthly to the Class B Certificates for payment on the following Interest Payment Date or Special Payment Date shall be an amount equal to one-twelfth (1/12) of the product of
(i) the Class B Certificate Rate and (ii) the outstanding principal balance of the Class B Certificates determined as of the Record Date preceding the related Transfer Date (the "CLASS B MONTHLY INTEREST"); PROVIDED, HOWEVER, that with respect to the first Distribution Date, Class B Monthly Interest will be an amount equal to the interest accrued on the outstanding principal balance of the Class B Certificates as of the Closing Date at the Class B Certificate Rate for the period from and including the

Closing Date through the day preceding such Distribution Date; and PROVIDED FURTHER, that in addition to Class B Monthly Interest an amount equal to the amount of any unpaid Class B Deficiency Amounts, as defined below, plus an amount equal to the product of one-twelfth (1/12) of the product of (A) the Class B Certificate Rate and (B) the amount of any unpaid Class B Deficiency Amounts as of the Transfer Date immediately preceding the later of the prior Interest Payment Date or the prior Special Payment Date (the "CLASS B ADDITIONAL INTEREST") shall also be allocable to the Class B Certificates, and on such Transfer Date the Trustee shall, in accordance with the written instructions of the Servicer, withdraw such funds, to the extent available, from the Collection Account and deposit such funds into the Interest Funding Account. The "CLASS B DEFICIENCY AMOUNT" for any Transfer Date shall be equal to the excess, if any, of the aggregate amount of interest allocable to the Class B Certificates pursuant to this subsection 4.6(b) on the prior Transfer Date over the amount in respect of such interest actually transferred to the Interest Funding Account on such Transfer Date.

         (c) The amount of interest distributable monthly to the Collateral Investor Interest shall be an amount equal to the product of (i)(A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, TIMES (B) the Collateral Rate in effect with respect to the related Interest Period, and (ii) the Collateral Invested Amount determined as of the Collateral Investor Record Date preceding such Transfer Date (the "COLLATERAL MONTHLY INTEREST").

         SECTION 4.7  Determination of Monthly Principal.

         (a) The amount of monthly principal allocable to the Class A Certificates on each Transfer Date prior to the payment in full of the Class A Invested Amount ("CLASS A MONTHLY PRINCIPAL"), beginning with the Transfer Date in the month following the month in which the Accumulation Period or, if earlier, the Early Amortization Period, begins, shall be equal to the least of
(i) the Available Investor Principal Collections on deposit in the Collection Account PLUS the amount of any Reallocated Principal Collections used to fund any Class A Investor Default Amount or Class B Investor Default

Amount pursuant to subsections 4.12(a) and (b), in each case with respect to the preceding Collection Period, (ii) for each Transfer Date with respect to the Accumulation Period prior to the Class A Expected Final Payment Date, the Controlled Deposit Amount for such Transfer Date and (iii) the Class A Adjusted Invested Amount (after taking into account any adjustment to be made on such Transfer Date pursuant to Section 4.10) on such Transfer Date prior to any deposit into the Principal Funding Account to be made on such Transfer Date.

         (b) The amount of monthly principal allocable to the Class B Certificates on each Transfer Date (the "CLASS B MONTHLY PRINCIPAL") relating to the Accumulation Period or the Early Amortization Period, beginning with the Transfer Date immediately preceding the Distribution Date on which the Class A Invested Amount has been paid in full, shall be an amount equal to the lesser of
(i) the Available Investor Principal Collections on deposit in the Collection Account PLUS the amount of any Reallocated Principal Collections used to fund any Class A Investor Default Amount or Class B Investor Default Amount pursuant to subsections 4.12(a) and (b), in each case with respect to the preceding Collection Period (minus the portion of such amounts applied to Class A Monthly Principal on such Transfer Date) and (ii) the Class B Invested Amount (after taking into account any adjustments to be made on such Transfer Date pursuant to Sections 4.10 and 4.12) on such Transfer Date.

         (c) The amount of monthly principal (the "COLLATERAL MONTHLY PRINCIPAL") allocable to the Collateral Investor Interest on each Transfer Date shall be:

         (i) with respect to any Transfer Date prior to the payment in full of the Class B Invested Amount (after taking into account payments to be made on the related Distribution Date), during the Revolving Period or the Accumulation Period, the excess of the Collateral Invested Amount (after taking into account any adjustments to be made on such Transfer Date pursuant to Sections 4.10 and 4.12) over the Required Collateral Invested Amount (such excess, the
    "ENHANCEMENT SURPLUS") or any lesser amount (including zero) as the Transferor may determine, at its option and in its sole dis-cretion; PROVIDED, HOWEVER, that such amount shall not exceed the portion of the Available Investor Principal Collections PLUS the amount of any Reallocated Principal Collections used to fund any Class A Investor Default Amount or Class B Investor Default Amount pursuant to subsections 4.12(a) and (b) remaining after the application thereof to pay the Class A Monthly Principal and Class B Monthly Principal on such Transfer Date; and

         (ii) with respect to any Transfer Date after the Class B Invested Amount has been paid in full (after taking into account payments to be made on the related Distribution Date), the portion of the Available Investor Principal Collections PLUS the amount of any Reallocated Principal Collections used to fund any Class A Investor Default Amount or Class B Investor Default Amount pursuant to subsections 4.12(a) and (b) remaining after the application thereof to pay the Class A Monthly Principal and Class B Monthly Principal on such Transfer Date;

PROVIDED, HOWEVER, that Collateral Monthly Principal shall not exceed the Collateral Invested Amount (after taking into account any adjustments to be made on such Transfer Date pursuant to Sections 4.10 and 4.12) on such Transfer Date.

         SECTION 4.8 COVERAGE OF REQUIRED AMOUNT. (a) On or before each Transfer Date, the Servicer shall determine the amount (the "CLASS A REQUIRED AMOUNT"), if any, by which the sum of (i) the Class A Monthly Interest for such Transfer Date, PLUS (ii) the Class A Deficiency Amount, if any, for such Transfer Date, PLUS (iii) the Class A Additional Interest, if any, for such Transfer Date, PLUS (iv) the Class A Servicing Fee for the prior Collection Period, PLUS (v) the Class A Servicing Fee, if any, due but not paid on any prior Transfer Date, PLUS (vi) the Class A Investor Default Amount, if any, for the prior Collection Period, exceeds the Class A Available Funds for the related Collection Period. In the event that the Class A Required Amount for such Transfer Date is greater than zero, the Servicer shall give written notice to the Trustee of such positive Class A Required Amount on the date of computation and all or a portion of the Excess Spread and Shared Excess Yield Collections allocable to Series 1997-1 with respect to the related Collection Period in an amount equal to the Class A Required Amount for such Transfer Date shall be distributed from the Collection Account on such Transfer Date pursuant to
Section 4.11(a). In the event that the Class A Required Amount for such Transfer Date exceeds the amount of the Excess Spread and Shared Excess Yield Collections allocable to Series 1997-1 with respect to the related Collection Period, all or a portion of the amounts, if any, to be withdrawn from the Overconcentration Account on such Transfer Date in an amount equal to such excess shall be distributed on such Transfer Date pursuant to subsection 4.18(d)(i). In the event that the Class A Required Amount for such Transfer Date exceeds the sum of (x) the amount of the Excess Spread and Shared Excess Yield Collections allocable to Series 1997-1 with respect to the related Collection Period and (y) amounts, if any, to be withdrawn from the Overconcentration Account pursuant to subsection 4.18(d)(i) on such Transfer Date, all or a portion of the Reallocated Principal Collections with respect to such Collection Period in an amount equal to such excess shall be distributed from the Collection Account on such Transfer Date pursuant to Section 4.12(a).

         (b)On or before each Transfer Date, the Servicer shall determine the amount (the "CLASS B REQUIRED AMOUNT"), if any, equal to the sum of (i) the amount, if any, by which the sum of (A) the Class B Monthly Interest for such Transfer Date, PLUS (B) the Class B Deficiency Amount, if any, for such Transfer Date, PLUS (C) the Class B Additional Interest, if any, for such Transfer Date, PLUS (D) the Class B Servicing Fee for the prior Collection Period, PLUS (E) the Class B Servicing Fee, if any, due but not paid on any prior Transfer Date, exceeds the Class B Available Funds for the related Collection Period, and (ii) the amount, if any, by which the Class B Investor Default Amount for the related Collection Period exceeds the amount available to make payments with respect thereto pursuant to Section 4.11(d). In the event that the Class B Required Amount for such Transfer Date is greater than zero, the Servicer shall give written notice to the Trustee of such positive Class B Required Amount on the date of computation and all or a portion of Excess Spread and Shared Excess Yield Collections allocable to Series 1997-1 (other than Excess Spread and Shared Excess Yield Collections applied to fund the Class A Required Amount or reimburse Class A Investor Charge-Offs with respect to such Transfer Date) with respect to the related Collection Period shall be distributed from the Collection Account on such Transfer Date pursuant to Sections 4.11(c) and (d). In the event that the Class B Required Amount for such Transfer Date exceeds the amount of the Excess Spread and Shared Excess Yield Collections allocable to Series 1997-1 with respect to the related Collection Period and not used to fund the Class A Required Amount or reimburse Class A Investor Charge-Offs, all or a portion of the amounts, if any, to be withdrawn from the Overconcentration Account on such Transfer Date (other than the portion thereof applied to fund the Class A Required Amount) in an amount equal to such excess shall be distributed on such Transfer Date pursuant to subsection 4.18(d)(ii). In the event that the Class B Required Amount for such Transfer Date exceeds the sum of (x) the amount of the Excess Spread and Shared Excess Yield Collections allocable to Series 1997-1 with respect to the related Collection Period and not used to fund the Class A Required Amount or reimburse Class A Investor Charge-Offs and (y) amounts, if any, to be withdrawn from the Overconcentration Account and allocated and available to the Class B Certificates pursuant to subsection 4.18(d)(ii) on such Transfer Date, all or a portion of the Reallocated Collateral Principal Collections with respect to such Collection Period (other than the portion of the Reallocated Collateral Principal Collections applied to fund the Class A Required Amount) in an amount equal to such excess shall be distributed from the Collection Account on such Transfer Date pursuant to Section 4.12(b).

         (c) On or before each Transfer Date, the Servicer shall determine the amount (the "COLLATERAL REQUIRED AMOUNT"), if any, equal to the sum of (i) the amount, if any, by which the sum of (A) the Collateral Servicing Fee for the prior Collection Period, PLUS (B) the Collateral Servicing Fee, if any, due but not paid on any prior Transfer Date, exceeds the Collateral Available Funds, and
(ii) the amount, if any, by which the Collateral Investor Default Amount, if any, for the related Collection Period exceeds the amount available to make payments with respect thereto pursuant to Section 4.11(h). In the event that the Collateral Required Amount for such Transfer Date is greater than zero, the Servicer shall give written notice to the Trustee of such positive Collateral Required Amount on the date of computation and all or a portion of the Excess Spread and Shared Excess Yield Collections allocable to Series 1997-1 (other than Excess Spread and Shared Excess Yield Collections applied to fund the Class A Required Amount or Class B Required Amount, reimburse Class A Investor Charge-Offs or Class B Investor Charge-Offs, and pay certain other amounts as specified in Section 4.11) with respect to the related Collection Period shall be distributed from the Collection Account on such Transfer Date pursuant to Section 4.11(f). In the event that the Collateral Required Amount for such Transfer Date exceeds the amount of the Excess Spread and Shared Excess Yield Collections allocable to Series 1997-1 with respect to the related Collection Period and not used to fund the Class A Required Amount or the Class B Required Amount, reimburse Class A Investor Charge-Offs or Class B Investor Charge-Offs or to pay certain other amounts as specified in Section 4.11, all or a portion of the amounts, if any, to be withdrawn from the Overconcentration Account (other than the portion thereof applied to fund the Class A Required Amount and the Class B Required Amount) in an amount equal to such excess shall be distributed on such Transfer Date pursuant to subsection 4.18(d)(iii).

         SECTION 4.9 MONTHLY ALLOCATIONS. On or before each Transfer Date, the Servicer shall instruct the Trustee in writing (which writing shall be substantially in the form of Exhibit B hereto) to allocate or withdraw and the Trustee, acting in accordance with such instructions, shall allocate or withdraw on such Transfer Date or the related Distribution Date, as applicable, to the extent of available funds, the amounts required to be allocated or withdrawn from the Collection Account, the Interest Funding Account and the Principal Funding Account as follows:

         (a) An amount equal to the Class A Available Funds deposited into the Collection Account for the related Collection Period shall be distributed on each Transfer Date in the following priority:

         (i) an amount equal to Class A Monthly Interest for such Transfer Date, PLUS the amount of any Class A Deficiency Amount for such Transfer Date, PLUS the amount of any Class A Additional Interest for such Transfer Date, shall be deposited by the

    Servicer or the Trustee into the Interest Funding Account for payment to the Class A Certificateholders on the next Interest Payment Date or Special Payment Date;

         (ii) an amount equal to the Class A Servicing Fee for such Transfer Date PLUS the amount of any Class A Servicing Fee due but not paid to the Servicer on any prior Transfer Date shall be distributed to the Servicer;

         (iii) an amount equal to the Class A Investor Default Amount, if any, for the preceding Collection Period shall be treated as a portion of Investor Principal Collections and retained in the Collection Account; and

         (iv) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in Section 4.11.

         (b) An amount equal to the Class B Available Funds deposited into the Collection Account for the related Collection Period shall be distributed on each Transfer Date in the following priority:

         (i) an amount equal to the Class B Monthly Interest for such Transfer Date, PLUS the amount of any Class B Deficiency Amount for such Transfer Date, PLUS the amount of any Class B Additional Interest for such Transfer Date, shall be deposited by the Servicer or the Trustee into the Interest Funding Account for payment to the Class B Certificateholder on the next Interest Payment Date or Special Payment Date;

         (ii) an amount equal to the Class B Servicing Fee for such Transfer Date, PLUS the amount of any Class B Servicing Fee due but not paid to the Servicer on any prior Transfer Date shall be distributed to the Servicer; and

         (iii) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in Section 4.11.

         (c) An amount equal to the Collateral Available Funds deposited into the Collection Account for the related Collection Period shall be distributed on each Transfer Date in the following priority:

         (i) an amount equal to the Collateral Servicing Fee for such Transfer Date PLUS the amount of any Collateral Servicing Fee due but not paid to the Servicer on any prior Transfer Date shall be distributed to the Servicer; and

         (ii) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in Section 4.11.

         (d) During the Revolving Period, an amount equal to the Available Investor Principal Collections deposited into the Collection Account PLUS the amount of any Reallocated Principal Collections used to fund any Class A Investor Default Amount or Class B Investor Default Amount pursuant to subsections 4.12(a) and (b), in each case for the related Collection Period shall be distributed on each Transfer Date in the following priority:

         (i) an amount equal to the Collateral Monthly Principal for such Transfer Date shall be distributed to the Collateral Interest Holder in accordance with the Loan Agreement;

         (ii) an amount equal to the lesser of (A) the product of (1) a fraction, the numerator of which is equal to the portion of the Available Investor Principal Collections PLUS the amount of any Reallocated Principal Collections used to fund any Class A Investor Default Amount or Class B Investor Default Amount pursuant to subsections 4.12(a) and (b) remaining after the application specified in subsection 4.9(d)(i) above and the denominator of which is equal to the sum of the Available Investor Principal Collections available for sharing as specified in the related Supplement for each Series and (2) the Cumulative Series Principal Shortfall and (B) the Available Investor Principal Collections PLUS the amount of any Reallocated Principal Collections used to fund any Class A Investor Default Amount or Class B Investor Default Amount pursuant to subsections

    4.12(a) and (b) shall remain in the Collection Account to be treated as Shared Principal Collections and applied to other Series; and

         (iii) an amount equal to the excess, if any, of (A) the Available Investor Principal Collections PLUS the amount of any Reallocated Principal Collections used to fund any Class A Investor Default Amount or Class B Investor Default Amount pursuant to subsections 4.12(a) and (b) for such Transfer Date over (B) the applications specified in subsections 4.9(d)(i) and (ii) above shall be paid to the Holder of the Exchangeable Transferor Certificate; PROVIDED, HOWEVER, that the amount to be paid to the Holder of the Exchangeable Transferor Certificate pursuant to this subsection 4.9(d)(iii) with respect to such Transfer Date shall be paid to the Holder of the Exchangeable Transferor Certificate only if the Transferor Amount on such Date of Processing is greater than the Minimum Transferor Amount (after giving effect to the inclusion in the Trust of all Receivables created on or prior to such Transfer Date and the application of payments referred to in subsection 4.3(b)) and otherwise shall be deposited into the Excess Funding Account to the extent necessary to ensure that the Transferor Amount is at least equal to the Minimum Transferor Amount.

         (e) During the Accumulation Period or the Early Amortization Period, an amount equal to the Available Investor Principal Collections deposited into the Collection Account for the related Collection Period shall be distributed on each Transfer Date in the following priority:

         (i) an amount equal to the Class A Monthly Principal for such Transfer Date, shall be (A) during the Accumulation Period, beginning with the Transfer Date in the month following the commencement of the Accumulation Period, deposited into the Principal Funding Account for payment to the Class A Certificateholders on the earlier to occur of the Class A Expected Final Payment Date and the first Special Payment Date with respect to the Early Amortization Period, and (B) during the Early Amortization Period, distributed to the Paying Agent for payment to the Class A Certificateholders on the next Special Payment Date;

         (ii) after giving effect to the distribution referred to in clause (i) above and after the Class A Invested Amount has been paid in full (after taking into account payments to be made on the related Distribution Date), an amount equal to the Class B Monthly Principal for such Transfer Date shall be distributed to the Paying Agent for payment to the Class B Certificateholders on the next Distribution Date;

         (iii) for each Transfer Date (other than the Transfer Date immediately preceding the Series 1997-1 Termination Date, in which case on the Series 1997-1 Termination Date) after giving effect to the distributions referred to in clauses (i) and (ii) above, an amount equal to the Collateral Monthly Principal for such Transfer Date shall be distributed to the Collateral Interest Holder in accordance with the Loan Agreement;

         (iv) an amount equal to the lesser of (A) the product of (1) a fraction, the numerator of which is equal to the portion of the Available Investor Principal Collections PLUS the amount of any Reallocated Principal Collections used to fund any Class A Investor Default Amount or Class B Investor Default Amount pursuant to subsections 4.12(a) and (b) remaining after the application specified in subsections 4.9(e)(i), (ii) and (iii) above and the denominator of which is equal to the sum of the Available Investor Principal Collections available for sharing as specified in the related Supplement for each Series and (2) the Cumulative Series Principal Shortfall and (B) the Available Investor Principal Collections PLUS the amount of any Reallocated Principal Collections used to fund any Class A Investor Default Amount or Class B Investor Default Amount pursuant to subsections 4.12(a) and (b) shall remain in the Collection Account to be treated as Shared Principal Collections and applied to other Series; and

         (v) an amount equal to the excess, if any, of (A) the Available Investor Principal Collections

    PLUS the amount of any Reallocated Principal Collections used to fund any Class A Investor Default Amount or Class B Investor Default Amount pursuant to subsections 4.12(a) and (b) over (B) the applications specified in subsections 4.9(e)(i) through (iv) above shall be paid to the Holder of the Exchangeable Transferor Certificate; PROVIDED, HOWEVER, that the amount to be paid to the Holder of the Exchangeable Transferor Certificate pursuant to this subsection 4.9(e)(v) with respect to such Transfer Date shall be paid to the Holder of the Exchangeable Transferor Certificate only if the Transferor Amount on such Date of Processing is greater than the Minimum Transferor Amount (after giving effect to the inclusion in the Trust of all Receivables created on or prior to such Transfer Date and the application of payments referred to in subsection 4.3(b)) and otherwise shall be deposited into the Excess Funding Account to the extent necessary to ensure that the Transferor Amount is at least equal to the Minimum Transferor Amount.

         (f) The Accumulation Period is scheduled to commence at the opening of business on December 1, 2001; PROVIDED, HOWEVER, that, if the Accumulation Period Length (determined as described below) is less than two months, the date on which the Accumulation Period actually commences may, at the option of the Transfer upon written notice to the Trustee, be delayed to the opening of business on January 1, 2002 and, as a result, the number of Collection Periods in the Accumulation Period will equal one. On the Determination Date immediately preceding the September 2001 Distribution Date, and each Determination Date thereafter until the Accumulation Period begins, the Servicer will determine the "ACCUMULATION PERIOD LENGTH" which will equal the number of whole months such that the sum of the Accumulation Period Factors for each month during such period will be equal to or greater than the Required Accumulation Factor Number; PROVIDED, HOWEVER, that the Accumulation Period Length will not be determined to be less than one month.

         SECTION 4.10  INVESTOR CHARGE-OFFS.

         (a) On or before each Transfer Date, the Servicer shall calculate the Class A Required Amount. If on any Transfer Date, the Class A Required Amount for the prior Collection Period exceeds the sum of the amounts allocated with respect thereto pursuant to subsections 4.11(a) and 4.18(d) and Section 4.12 with respect to such Collection Period, the Collateral Invested Amount (after giving effect to reductions for any Collateral Investor Charge-Offs and any Reallocated Collateral Principal Collections on such Transfer Date) will be reduced by the amount of such excess, but not by more than the Class A Investor Default Amount for such Transfer Date. In the event that such reduction would cause the Collateral Invested Amount to be a negative number, the Collateral Invested Amount will be reduced to zero, and the Class B Invested Amount (after giving effect to reductions for any Class B Investor Charge-Offs and any Reallocated Class B Principal Collections on such Transfer Date) will be reduced by the amount by which the Collateral Invested Amount would have been reduced below zero. In the event that such reduction would cause the Class B Invested Amount to be a negative number, the Class B Invested Amount will be reduced to zero, and the Class A Invested Amount will be reduced by the amount by which the Class B Invested Amount would have been reduced below zero (a "CLASS A INVESTOR CHARGE-OFF"). If the Class A Invested Amount has been reduced by the amount of any Class A Investor Charge-Offs, it will be reimbursed on any Transfer Date (but not by an amount in excess of the aggregate Class A Investor Charge-Offs) by the amount of Excess Spread and Shared Excess Yield Collections allocable to Series 1997-1 and available for such purpose pursuant to subsection 4.11(b).

         (b) On or before each Transfer Date, the Servicer shall calculate the Class B Required Amount. If on any Transfer Date, the Class B Required Amount for the prior Collection Period exceeds the amounts allocated with respect thereto pursuant to subsections 4.11(c) and (d) and 4.18(d) and Section 4.12 with respect to such Collection Period, the Collateral Invested Amount (after giving effect to reductions for any Collateral Investor Charge-Offs and any Reallocated Collateral Principal Collections on such Transfer Date and any adjustments with respect thereto as described in subsection 4.10(a) above) will be reduced by the amount of such excess but not by more than the Class B Investor Default Amount for such Transfer Date. In the event that such reduction would cause the Collateral Invested Amount to be a negative number, the Collateral Invested Amount shall be reduced to zero and the Class B Invested Amount shall be reduced by the amount by which the Collateral Invested Amount would have been reduced below zero (a "CLASS B INVESTOR CHARGE-OFF"). The Class B Invested Amount will also be reduced by the amount of Reallocated Class B Principal Collections pursuant to
Section 4.12 and the amount of any portion of the Class B Invested Amount allocated to the Class A Certificates to avoid a reduction in the Class A Invested Amount pursuant to subsection 4.10(a) above. Any such reduction in the Class B Invested Amount will thereafter be reimbursed (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) on any Transfer Date by the amount of Excess Spread and Shared Excess Yield Collections allocable to Series 1997-1 allocated and available for that purpose as described under subsection 4.11(e).

         (c) On or before each Transfer Date, the Servicer shall calculate the Collateral Required Amount. If on any Transfer Date, the Collateral Required Amount for the prior Collection Period exceeds the amounts allocated with respect thereto pursuant to subsections 4.11(f) and 4.18(d), the Collateral Invested Amount will be reduced by the amount of such excess but not by more than the lesser of the Collateral Investor Default Amount and the Collateral Invested Amount for such Transfer Date (a "COLLATERAL INVESTOR CHARGE-OFF").
The Collateral Invested Amount will also be reduced by the amount of Reallocated Collateral Principal Collections pursuant to Section 4.12 and the amount of any portion of the Collateral Invested Amount allocated to the Class A Certificates or the Class B Certificates to avoid a reduction in the Class A Invested Amount, pursuant to subsection 4.10(a), or the Class B Invested Amount, pursuant to subsection 4.10(b), respectively. Any such reduction in the Collateral Invested Amount will thereafter be reimbursed (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) on any Transfer Date by the amount of the Excess Spread and Shared Excess Yield Collections allocable to Series 1997-1 allocated and available for that purpose as described under subsection 4.11(i).

         SECTION 4.11 EXCESS SPREAD AND SHARED EXCESS YIELD COLLECTIONS. On or before each Transfer Date, the Servicer shall instruct the Trustee in writing (which writing shall be substantially in the form of Exhibit B hereto) to apply, Excess Spread with respect to the related Collection Period, and to the extent of the Series Yield Shortfall, any Shared Excess Yield Collections with respect to other Series allocable to Series 1997-1, to make the following distributions on each Transfer Date in the following priority:

         (a) an amount equal to the Class A Required Amount, if any, with respect to such Transfer Date shall be used to fund any deficiency pursuant to subsections 4.9(a)(i), (ii) and (iii), in that order of priority;

         (b) an amount equal to the aggregate amount of Class A Investor Charge-Offs which have not been previously reimbursed shall be treated as a portion of Investor Principal Collections and applied in accordance with subsections 4.9(d) and (e);

         (c) an amount up to the Class B Required Amount, if any, with respect to such Transfer Date shall be used to fund any deficiency pursuant to subsections 4.9(b)(i) and (ii), in that order of priority;

         (d) an amount equal to the Class B Investor Default Amount shall be treated as a portion of Investor Principal Collections and applied in accordance with subsections 4.9(d) and (e);

         (e) an amount equal to the aggregate amount by which the Class B Invested Amount has been reduced pursuant to clauses (c), (d) and (e) of the definition of "Class B Invested Amount" (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) shall be treated as a portion of Investor Principal Collections and applied in accordance with subsections 4.9(d) and (e);

         (f) an amount up to the Collateral Required Amount, if any, with respect to such Transfer Date shall be used to fund any deficiency pursuant to subsections 4.9(c)(i);

         (g) an amount equal to the Collateral Monthly Interest PLUS the amount of any past due Collateral Monthly Interest for such Transfer Date shall be paid to the Collateral Interest Holder in accordance with the Loan Agreement;

         (h) an amount equal to the Collateral Investor Default Amount shall be treated as a portion of Investor Principal Collections and applied in accordance with subsections 4.9(d) and (e);

         (i) an amount equal to the aggregate amount by which the Collateral Invested Amount has been reduced below the Required Collateral Invested Amount for reasons other than the payment of principal to the Collateral Interest Holder (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) shall be treated as a portion of Investor Principal Collections and applied in accordance with subsections 4.9(d) and (e);

         (j) on each Transfer Date from and after the Reserve Account Funding Date, but prior to the date on which the Reserve Account terminates as described in Section 4.17(f), an amount up to the excess, if any, of the Required Reserve Account Amount over the Available Reserve Account Amount shall be deposited into the Reserve Account;

         (k) an amount up to the excess, if any, of the Required
Overconcentration Account Amount over the Available Overconcentration Account Amount shall be deposited into the Overconcentration Account;

         (l) an amount equal to the aggregate of any other amounts then due to the Collateral Interest Holder pursuant to the Loan Agreement shall be applied in accordance with the Loan Agreement; and

         (m) the balance, if any, after giving effect to the payments made pursuant to subparagraphs (a) through (l) above shall constitute "Shared Excess Yield Collections" with respect to other Series; PROVIDED that if no other Series exists, the balance, if any, will be distributed to the Holder of the Exchangeable Transferor Certificate.

         SECTION 4.12 REALLOCATED PRINCIPAL COLLECTIONS. On or before each Transfer Date, the Servicer shall instruct the Trustee in writing (which writing shall be substantially in the form of Exhibit B hereto) to withdraw from the Collection Account and apply Reallocated Principal Collections (applying all Reallocated Collateral Principal Collections in accordance with subsections 4.12(a) and (b) prior to applying any Reallocated Class B Principal Collections in accordance with subsection 4.12(a) for any amounts still owing after the application of Reallocated Collateral Principal Collections) with respect to such Transfer Date, to make the following distributions on each Transfer Date in the following priority:

         (a) an amount equal to the excess, if any, of (i) the Class A Required Amount, if any, with respect to such Transfer Date over (ii) the sum of (x) the amount of Excess Spread and Shared Excess Yield Collections with respect to the related Collection Period and (y) amounts, if any, to be withdrawn from the Overconcentration Account pursuant to subsection 4.18(d)(i) on such Transfer Date, shall be used to fund any deficiency pursuant to subsections 4.9(a)(i),
(ii) and (iii), in that order of priority; and

         (b) an amount equal to the excess, if any, of (i) the Class B Required Amount, if any, with respect to such Transfer Date over (ii) the sum of (x) the amount of Excess Spread and Shared Excess Yield Collections allocated and available to the Class B Certificates pursuant to subsection 4.11(c) on such Transfer Date and (y) amounts, if any, to be withdrawn from the Overconcentration Account and allocated and available to the Class B Certificates pursuant to subsection 4.18(d)(ii) on such Transfer Date, shall be used to fund any deficiency pursuant to subsections 4.9(b)(i) and (ii) and 4.11(d), in that order of priority.

         SECTION 4.13  SHARED PRINCIPAL COLLECTIONS.

         (a) The portion of Shared Principal Collections on deposit in the Collection Account equal to the amount of Shared Principal Collections allocable to Series 1997-1 on any Transfer Date shall be applied as an Available Investor Principal Collection pursuant to subsections 4.9(d) and (e).

         (b) Shared Principal Collections allocable to Series 1997-1 with respect to any Transfer Date shall mean an amount equal to the Series Principal Shortfall, if any, with respect to Series 1997-1 for such Transfer Date; PROVIDED, HOWEVER, that if the aggregate amount of Shared Principal Collections for all Series for such Transfer Date (including the Excess Funding Amount) is less than the Cumulative Series Principal Shortfall for such Transfer Date, then Shared Principal Collections allocable to Series 1997-1 on such Transfer Date shall equal the product of (i) Shared Principal Collections for all Series for such Transfer Date (including the Excess Funding Amount) and (ii) a fraction, the numerator of which is the Series Principal Shortfall with respect to Series 1997-1 for such Transfer Date and the denominator of which is the aggregate amount of Cumulative Series Principal Shortfall for all Series for such Transfer Date.

         SECTION 4.14  SHARED EXCESS YIELD COLLECTIONS.

         (a) The portion of Shared Excess Yield Collections on deposit in the Collection Account equal to the amount of Shared Excess Yield Collections allocable to Series 1997-1 on any Transfer Date shall be applied pursuant to
Section 4.11.

         (b) Shared Excess Yield Collections allocable to Series 1997-1 with respect to any Transfer Date shall mean an amount equal to the Series Yield Shortfall, if any, with respect to Series 1997-1 for such Transfer Date; PROVIDED, HOWEVER, that if the aggregate amount of Shared Excess Yield Collections for all Series for such Transfer Date is less than the Cumulative Series Yield Shortfall for such Transfer Date, the Shared Excess Yield Collections allocable to Series 1997-1 on such Transfer Date shall equal the product of (i) Shared Excess Yield Collections for all Series for such Transfer Date and (ii) a fraction, the numerator of which is the Series Yield Shortfall with respect to Series 1997-1 for such Transfer Date and the denominator of which is the aggregate amount of the Cumulative Series Yield Shortfall for all Series on such Transfer Date.

         SECTION 4.15  INTEREST FUNDING ACCOUNT.

         (a) The Trustee shall establish and maintain with an Eligible Institution, which may be the Trustee, in the name of the Trust, on behalf of the Trust, for the benefit of the Investor Certificateholders, a segregated trust account (the "INTEREST FUNDING ACCOUNT"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Investor Certificateholders. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Interest Funding Account and in all proceeds thereof. The Interest Funding Account shall be under the sole dominion and control of the Trustee for the benefit of the Investor Certificateholders. If at any time the institution holding the Interest Funding Account ceases to be an Eligible Institution, the Transferor shall notify the Trustee, and the Trustee upon being notified (or the Servicer on its behalf) shall, within 10 Business Days, establish a new Interest Funding Account meeting the conditions specified above with an Eligible Institution, and shall transfer any cash or any investments to such new Interest Funding Account. The Trustee, at the written direction of the Servicer, shall (i) make withdrawals from the Interest Funding Account from time to time, in the amounts and for the purposes set forth in this Series Supplement, and (ii) on each Transfer Date make deposits into the Interest Funding Account in the amounts specified in, and otherwise in accordance with, subsections 4.9(a) and (b).

         (b) Funds on deposit in the Interest Funding Account shall be invested at the written direction of the Servicer by the Trustee in Eligible Investments. Funds on deposit in the Interest Funding Account on any Transfer Date, after giving effect to any withdrawals from the Interest Funding Account on such Transfer Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date. The Trustee shall maintain for the benefit of the Investor Certificateholders possession of the negotiable instruments or securities, if any, evidencing such Eligible Investments. No Eligible Investment shall be disposed of prior to its maturity. On each Transfer Date, all interest and earnings (net of losses and investment expenses) accrued since the preceding Transfer Date on funds on deposit in the Interest Funding Account shall be paid to the Transferor. All interest and earnings (including reinvested interest) on funds on deposit in the Interest Funding Account shall not be considered part of the amounts on deposit in the

Interest Funding Account for purposes of this Series Supplement.

         SECTION 4.16  PRINCIPAL FUNDING ACCOUNT.

         (a) The Trustee shall establish and maintain with an Eligible Institution, which may be the Trustee, in the name of the Trust, on behalf of the Trust, for the benefit of the Investor Certificateholders, a segregated trust account (the "PRINCIPAL FUNDING ACCOUNT"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Investor Certificateholders. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Principal Funding Account and in all proceeds thereof. The Principal Funding Account shall be under the sole dominion and control of the Trustee for the benefit of the Investor Certificateholders. If at any time the institution holding the Principal Funding Account ceases to be an Eligible Institution, the Transferor shall notify the Trustee, and the Trustee upon being notified (or the Servicer on its behalf) shall, within 10 Business Days, establish a new Principal Funding Account meeting the conditions specified above with an Eligible Institution, and shall transfer any cash or any investments to such new Principal Funding Account. The Trustee, at the written direction of the Servicer, shall (i) make withdrawals from the Principal Funding Account from time to time, in the amounts and for the purposes set forth in this Series Supplement, and (ii) on each Transfer Date (from and after the commencement of the Accumulation Period) prior to termination of the Principal Funding Account make a deposit into the Principal Funding Account in the amount specified in, and otherwise in accordance with, subsection 4.9(e)(i).

         (b) Funds on deposit in the Principal Funding Account shall be invested at the written direction of the Servicer by the Trustee in Eligible Investments. Funds on deposit in the Principal Funding Account on any Transfer Date, after giving effect to any withdrawals from the Principal Funding Account on such Transfer Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date. The Trustee shall maintain for the benefit of the Investor Certificateholders possession of the negotiable instruments or securities, if any, evidencing such Eligible Investments. No Eligible Investment shall be disposed of prior to its maturity.

         On the Transfer Date occurring in the month following the commencement of the Accumulation Period and on each Transfer Date thereafter with respect to the Accumulation Period, the Trustee, acting at the Servicer's direction given on or before such Transfer Date, shall transfer from the Principal Funding Account to the Collection Account the Principal Funding Investment Proceeds on deposit in the Principal Funding Account, but not in excess of the Covered Amount, for application as Class A Available Funds to be applied pursuant to subsection 4.9(a)(i).

         Any Excess Principal Funding Investment Proceeds shall be paid to the Transferor on each Transfer Date. An amount equal to any Principal Funding Investment Shortfall shall be deposited into the Collection Account on each Transfer Date from the Reserve Account to the extent funds are available pursuant to subsection 4.17(d). Principal Funding Investment Proceeds (including reinvested interest) shall not be considered part of the amounts on deposit in the Principal Funding Account for purposes of this Series Supplement.

         SECTION 4.17  Reserve Account.

         (a) The Trustee shall establish and maintain with an Eligible Institution, which may be the Trustee, in the name of the Trust, on behalf of the Trust, for the benefit of the Investor Certificateholders, a segregated trust account (the "RESERVE ACCOUNT"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Investor Certificateholders. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Reserve Account and in all proceeds thereof. The Reserve Account shall be under the sole dominion and control of the Trustee for the benefit of the Investor Certificateholders. If at any time the institution holding the Reserve Account ceases to be an Eligible Institution, the Transferor shall notify the Trustee, and the Trustee upon being notified (or the Servicer on its behalf) shall, within 10 Business Days, establish a new Reserve Account meeting the conditions specified above with an Eligible

Institution, and shall transfer any cash or any investments to such new Reserve Account. The Trustee, at the written direction of the Servicer, shall (i) make withdrawals from the Reserve Account from time to time in an amount up to the Available Reserve Account Amount at such time, for the purposes set forth in this Series Supplement, and (ii) on each Transfer Date (from and after the Reserve Account Funding Date) prior to termination of the Reserve Account make a deposit into the Reserve Account in the amount specified in, and otherwise in accordance with, subsection 4.11(j).

         (b) Funds on deposit in the Reserve Account shall be invested at the written direction of the Servicer by the Trustee in Eligible Investments. Funds on deposit in the Reserve Account on any Transfer Date, after giving effect to any withdrawals from the Reserve Account on such Transfer Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date. The Trustee shall maintain for the benefit of the Investor Certificateholders possession of the negotiable instruments or securities, if any, evidencing such Eligible Investments. No Eligible Investment shall be disposed of prior to its maturity. On each Transfer Date, all interest and earnings (net of losses and investment expenses) accrued since the preceding Transfer Date on funds on deposit in the Reserve Account shall be retained in the Reserve Account to the extent that the Available Reserve Account Amount is less than the Required Reserve Account Amount, and the balance, if any, shall be deposited into the Collection Account and included in Class A Available Funds for such Transfer Date. For purposes of determining the availability of funds or the balance in the Reserve Account for any reason under this Series Supplement, except as otherwise provided in the preceding sentence, investment earnings on such funds shall be deemed not to be available or on deposit.

         (c) On or before each Transfer Date with respect to the Accumulation Period prior to the payment in full of the Class A Invested Amount and on or before the first Transfer Date with respect to the Early Amortization Period, the Servicer shall calculate the "RESERVE DRAW AMOUNT" which shall be equal to the Principal Funding Investment Shortfall with respect to each Transfer Date with respect to the Accumulation Period or the first

Transfer Date with respect to the Early Amortization Period; PROVIDED, HOWEVER, that such amount will be reduced to the extent that funds otherwise would be available for deposit in the Reserve Account under Section 4.11(j) with respect to such Transfer Date.

         (d) In the event that for any Transfer Date the Reserve Draw Amount is greater than zero, the Reserve Draw Amount, up to the Available Reserve Account Amount, shall be withdrawn from the Reserve Account on such Transfer Date by the Trustee, acting in accordance with the written instructions of the Servicer, deposited into the Collection Account and included in Class A Available Funds for such Transfer Date.

         (e) In the event that the Reserve Account SurPLUS on any Transfer Date, after giving effect to all deposits to and withdrawals from the Reserve Account with respect to such Transfer Date, is greater than zero, the Trustee, acting in accordance with the written instructions of the Servicer, shall withdraw from the Reserve Account, and apply in accordance with subsections 4.11(l) and (m), in that order of priority, an amount equal to such Reserve Account SurPLUS.

         (f) Upon the earliest to occur of (i) the termination of the Trust pursuant to Article XII of the Agreement, (ii) if the Accumulation Period has not commenced, the first Transfer Date relating to the Early Amortization Period and (iii) if the Accumulation Period has commenced, the earlier of the first Transfer Date with respect to the Early Amortization Period and the Transfer Date immediately preceding the Class A Expected Final Payment Date, the Trustee, acting in accordance with the written instructions of the Servicer, after the prior payment of all amounts owing to the Series 1997-1 Certificateholders that are payable from the Reserve Account as provided herein, shall withdraw from the Reserve Account and apply in accordance subsections 4.11(l) and (m), in that order of priority, all amounts, if any, on deposit in the Reserve Account and the Reserve Account shall be deemed to have terminated for purposes of this Series Supplement.

         SECTION 4.18  OVERCONCENTRATION ACCOUNT.

         (a) The Trustee shall establish and maintain with an Eligible Institution, which may be the Trustee, in the name of the Trust, on behalf of the Trust, for the benefit of the Investor Certificateholders, a segregated trust account (the "OVERCONCENTRATION ACCOUNT"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Investor Certificateholders. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Overconcentration Account and in all proceeds thereof. The Overconcentration Account shall be under the sole dominion and control of the Trustee for the benefit of the Investor Certificateholders. If at any time the institution holding the Overconcentration Account ceases to be an Eligible Institution, the Transferor shall notify the Trustee, and the Trustee upon being notified (or the Servicer on its behalf) shall, within 10 Business Days, establish a new Overconcentration Account meeting the conditions specified above with an Eligible Institution, and shall transfer any cash or any investments to such new Overconcentration Account. The Trustee, at the written direction of the Servicer, shall (i) make withdrawals from the Overconcentration Account from time to time in an amount up to the Available Overconcentration Account Amount at such time, for the purposes set forth in this Series Supplement, and (ii) on each Transfer Date make a deposit into the Overconcentration Account in the amount specified in, and otherwise in accordance with, subsection 4.11(k).

         (b) Funds on deposit in the Overconcentration Account shall be invested at the written direction of the Servicer by the Trustee in Eligible Investments. Funds on deposit in the Overconcentration Account on any Transfer Date, after giving effect to any withdrawals from the Overconcentration Account on such Transfer Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date. The Trustee shall maintain for the benefit of the Investor Certificateholders possession of the negotiable instruments or securities, if any, evidencing such Eligible Investments. No Eligible Investment shall be disposed of prior to its maturity. On each Transfer Date, all interest and earnings (net of losses and investment expenses) accrued since the preceding Transfer Date on funds on deposit in the Overconcentration Account shall be retained in the

Overconcentration Account to the extent that the Available Overconcentration Account Amount is less than the Required Overconcentration Account Amount, and the balance, if any, shall be paid to the Transferor. For purposes of determining the availability of funds or the balance in the Overconcentration Account for any reason under this Series Supplement, except as otherwise provided in the preceding sentence, investment earnings on such funds shall be deemed not to be available or on deposit.

         (c) On or before each Transfer Date, the Servicer shall calculate the "OVERCONCENTRATION DRAW AMOUNT" which shall be equal to the amount payable from the Overconcentration Account (up to the Available Overconcentration Account Amount) to fund any deficiency in respect of the Class A Required Amount, the Class B Required Amount or the Collateral Required Amount, in that order of priority, pursuant to subsection 4.18(d).

         (d) In the event that for any Transfer Date the Overconcentration Draw Amount is greater than zero, the Overconcentration Draw Amount, up to the Available Overconcentration Account Amount, shall be withdrawn from the Overconcentration Account on such Transfer Date by the Trustee, acting in accordance with the written instructions of the Servicer, and applied in the following priority:

         (i) an amount equal to the excess, if any, of (x) the Class A Required Amount, if any, with respect to such Transfer Date over (y) the amount of Excess Spread and Shared Excess Yield Collections with respect to the related Collection Period, shall be used to fund any deficiency pursuant to subsections 4.9(a)(i), (ii) and (iii), in that order of priority;

         (ii) an amount equal to the excess, if any, of (x) the Class B Required Amount, if any, with respect to such Transfer Date over (y) the amount of Excess Spread and Shared Excess Yield Collections allocated and available to the Class B Certificates pursuant to subsection 4.11(c) on such Transfer Date shall be used to fund any deficiency pursuant to subsections 4.9(b)(i) and (ii) and 4.11(d), in that order of priority; and

         (iii) an amount equal to the excess, if any, of (x) the Collateral Required Amount, if any, with respect to such Transfer Date over (y) the amount of Excess Spread and Shared Excess Yield Collections allocated and available to the Collateral Interest Holder pursuant to subsection 4.11(f) on such Transfer Date shall be used to fund any deficiency pursuant to subsections 4.9(c)(i) and 4.11(h), in that order of priority.

         (e) In the event that the amount on deposit in the Overconcentration Account on any Transfer Date, after giving effect to all deposits to, and withdrawals from, the Overconcentration Account with respect to such Transfer Date, is greater than the Required Overconcentration Account Amount, such excess shall be withdrawn from the Overconcentration Account on such Transfer Date by the Trustee, acting in accordance with the written instructions of the Servicer, and applied in accordance with subsections 4.11(l) and (m), in that order of priority.

         SECTION 4.19 TRANSFEROR'S OR SERVICER'S FAILURE TO MAKE A DEPOSIT OR PAYMENT. If the Servicer or the Transferor fails to make, or give instructions to make, any payment or deposit (other than as required by subsections 2.4(d) and (e) and 12.2(a) or Sections 10.2 and 12.1) required to be made or given by the Servicer or the Transferor, respectively, at the time specified in the Agreement (including applicable grace periods), the Trustee shall make such payment or deposit from the applicable Investor Account, Interest Funding Account, Principal Funding Account, Reserve Account or Overconcentration Account without instruction from the Servicer or Transferor. The Trustee shall be required to make any such payment, deposit or withdrawal hereunder only to the extent that the Trustee has sufficient information to allow it to determine the amount thereof; PROVIDED, HOWEVER, that the Trustee shall in all cases be deemed to have sufficient information to determine the amount of interest payable to the Series 1997-1 Certificateholders on each Distribution Date. The Servicer shall, upon request of the Trustee, promptly provide the Trustee with all information necessary to allow the Trustee to make such payment, deposit or withdrawal. Such funds or the proceeds of such withdrawal shall be applied by the Trustee in the manner in which such payment or deposit should have been made by the Transferor or the Servicer, as the case may be.

         SECTION 8. ARTICLE V OF THE AGREEMENT. Article V of the Agreement shall read in its entirety as follows and shall be applicable only to the Investor Certificateholders:


                                      ARTICLE V

                        DISTRIBUTIONS AND REPORTS TO INVESTOR
                                  CERTIFICATEHOLDERS

         SECTION 5.1 DISTRIBUTIONS. (a) On each Interest Payment Date, each Special Payment Date, the Class A Expected Final Payment Date and the Series 1997-1 Termination Date, the Paying Agent shall distribute (in accordance with the certificate delivered on or before the related Determination Date by the Servicer to the Trustee pursuant to subsection 3.4(b)) to each Class A Certificateholder of record on the immediately preceding Record Date (other than as provided in subsection 2.4(e) or Section 12.3 respecting a final distribution) such Certificateholder's PRO RATA share (based on the aggregate Undivided Interests represented by Class A Certificates held by such Certificateholder) of amounts as are payable to the Class A Certificateholders pursuant to Section 4.9 by check mailed to each Class A Certificateholder (at such Certificateholder's address as it appears in the Certificate Register), except that with respect to Class A Certificates registered in the name of the nominee of a Clearing Agency, such distribution shall be made in immediately available funds.

         (b) On each Interest Payment Date, each Special Payment Date, the Class B Expected Final Payment Date and the Series 1997-1 Termination Date, the Paying Agent shall distribute (in accordance with the certificate delivered on or before the related Determination Date by the Servicer to the Trustee pursuant to subsection 3.4(b)) to each Class B Certificateholder of record on the immediately preceding Record Date (other than as provided in subsection 2.4(e) or Section 12.3 respecting a final distribution) such Certificateholder's PRO RATA share (based on the aggregate Undivided Interests represented by Class B Certificates held by such Certificateholder) of amounts as are payable to the Class B Certificateholders pursuant to Section 4.9 by check mailed to each Class B Certificateholder (at such

Certificateholder's address as it appears in the Certificate Register), except that with respect to Class B Certificates registered in the name of the nominee of a Clearing Agency, such distribution shall be made in immediately available funds.

         SECTION 5.2 SERIES 1997-1 CERTIFICATEHOLDERS' STATEMENT. On or before each Interest Payment Date (including the Class A Expected Final Payment Date and the Class B Expected Final Payment Date) or Special Payment Date, the Paying Agent on behalf of the Trustee shall forward to each Series 1997-1 Certificateholder, each Rating Agency and the Collateral Interest Holder a statement substantially in the form of Exhibit C to this Series Supplement prepared by the Servicer, delivered to the Trustee and setting forth certain information relating to the Trust and the Certificates.

         On or before January 31 of each calendar year, beginning with calendar year 1998, the Trustee shall distribute to each Person who at any time during the preceding calendar year was a Series 1997-1 Certificateholder, a statement prepared by the Servicer containing the information required to be contained in the regular monthly report to Series 1997-1 Certificateholders, aggregated for such calendar year or the applicable portion thereof during which such Person was a Series 1997-1 Certificateholder, together with such other customary information (consistent with the treatment of the Certificates as debt) as the Servicer deems necessary or desirable to enable the Series 1997-1 Certificateholders to prepare their tax returns. Such obligations of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Internal Revenue Code as from time to time in effect.

         SECTION 9. EARLY AMORTIZATION EVENTS. If any one of the following events shall occur with respect to the Investor Certificates:

         (a) failure on the part of the Transferor (i) to make any payment or deposit required by the terms of (A) the Agreement or (B) this Series Supplement, on or before the date occurring five days after the date such payment or deposit is required to be made herein or (ii) duly to observe or perform in any material respect any covenants or agreements of the Transferor set forth in the Agreement or this Series Supplement, which failure has a material adverse effect on the Series 1997-1 Certificateholders (which determination shall be made without reference to the amount of the Collateral Investor Interest) and which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Trustee, or to the Transferor and the Trustee by the Holders of Investor Certificates evidencing Undivided Interests aggregating not less than 50% of the Invested Amount of this Series 1997-1, and continues to affect materially and adversely the interests of the Series 1997-1 Certificateholders (which determination shall be made without reference to the amount of the Collateral Investor Interest) for such period;

         (b) any representation or warranty made by the Transferor in the Agreement or this Series Supplement, or any information contained in a computer file or microfiche list required to be delivered by the Transferor pursuant to
Section 2.1 or 2.6, (i) shall prove to have been incorrect in any material respect when made or when delivered, which continues to be incorrect in any material respect for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Trustee, or to the Transferor and the Trustee by the Holders of Investor Certificates evidencing Undivided Interests aggregating not less than 50% of the Invested Amount of this Series 1997-1, and (ii) as a result of which the interests of the Series 1997-1 Certificateholders are materially and adversely affected (which determination shall be made without reference to the amount of the Collateral Investor Interest) and continue to be materially and adversely affected for such period; PROVIDED, HOWEVER, that an Early Amortization Event with respect to Series 1997-1 pursuant to this subsection 9(b) shall not be deemed to have occurred hereunder if the Transferor has accepted reassignment or designation as an "Ineligible Receivable" of the related Receivable, or all of such Receivables, if applicable, during such period in accordance with the provisions of the Agreement;

         (c) the Transferor shall fail to convey Receivables arising under Additional Accounts to the Trust, as required by subsection 2.6(a);

         (d) any Servicer Default shall occur which would have a material adverse effect on the Series 1997-1 Certificateholders;

         (e) the Class A Invested Amount shall not be paid in full on the Class A Expected Final Payment Date or the Class B Invested Amount shall not be paid in full on the Class B Expected Final Payment Date;

         (f) on any Transfer Date, the Collateral Invested Amount is less than the Required Collateral Invested Amount;

         (g) on any three consecutive Transfer Dates, the excess, if any, of the Required Overconcentration Account Amount over the amount on deposit in the Overconcentration Account (after giving effect to any deposit to be made to, and any withdrawal to be made from, the Overconcentration Account on such Transfer Dates) divided by the Trust Principal Component is greater than 1% for such Transfer Dates; or

         (h) the Portfolio Yields for any three consecutive Collection Periods are less than the average of the Base Rates for such Collection Periods;

then, in the case of any event described in subsection 9(a), (b) or (d) hereof, after the applicable grace period set forth in such subparagraphs, either the Trustee or Holders of Investor Certificates evidencing Undivided Interests aggregating not less than 50% of the Invested Amount of this Series 1997-1 by notice then given in writing to the Transferor and the Servicer (and to the Trustee if given by the Certificateholders) may declare that an Early Amortization Event has occurred with respect to Series 1997-1 as of the date of such notice, and in the case of any event described in subsection 9(c), (e),
(f), (g) or (h) hereof, an Early Amortization Event with respect to Series 1997-1 shall occur without any notice or other action on the part of the Trustee or the Investor Certificateholders immediately upon the occurrence of such event.

         SECTION 10. SERIES 1997-1 TERMINATION. The right of the Investor Certificateholders to receive payments from the Trust will terminate on the first Business Day following the Series 1997-1 Termination Date.


         SECTION 11. COUNTERPARTS. This Series Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

         SECTION 12. GOVERNING LAW. THIS SERIES SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         SECTION 13. NO PETITION. The Transferor and the Servicer, by entering into this Series Supplement, hereby covenant and agree that they will not at any time institute against the Trust, or join in any institution against the Trust of, any bankruptcy proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Investor Certificateholders, the Agreement or this Series Supplement.

         SECTION 14. TAX REPRESENTATION AND COVENANT. Any holder of a Partnership Certificate shall be required to represent and covenant in connection with such acquisition that (x) it has neither acquired, nor will it sell, trade or transfer any interest in the Trust or cause any interest in the Trust to be marketed on or through either (i) an "established securities market" within the meaning of Code section 7704(b)(1), including without limitation an interdealer quotation system that regularly disseminates firm buy or sell quotations by identified brokers or dealers by electronic means or otherwise or
(ii) a "secondary market" within the meaning of Code section 7704(b)(2), including a market wherein interests in the Trust are regularly quoted by any person making a market in such interests and a market wherein any person regularly makes available bid or offer quotes with respect to interests in the Trust and stands ready to effect buy or sell transactions at the quoted prices for itself or on behalf of others, (y) unless the Transferor consents otherwise, such holder (i) is properly classified as, and will remain classified as, a "corporation" as described in Code section 7701(a)(3) and (ii) is not, and will not become, an S corporation as described in Code section 1361, and (z) it will
(i) cause any participant with respect to such interest otherwise permitted hereunder to make similar representations and covenants for the benefit of the Transferor and the Trust and (ii) forward a copy of such representations and covenants to the Trustee. Each such holder shall further agree in connection with its acquisition of such interest that, in the event of any breach of its (or its participant's) representation and covenant that it (or its participant) is and shall remain classified as a corporation other than an S corporation, the Transferor shall have the right to procure a replacement investor to replace such holder (or its participant), and further that such holder shall take all actions necessary to permit such replacement investor to succeed to its rights and obligations as a holder (or to the rights of its participant).

         IN WITNESS WHEREOF, the Transferor, the Servicer and the Trustee have caused this Series 1997-1 Supplement to be duly executed by their respective officers as of the day and year first above written.



                                            FIRST BANK OF SOUTH DAKOTA
                                                 (NATIONAL ASSOCIATION)
                                              Transferor

                                            By:  /s/ David P. Grandstrand
                                                 ---------------------------
                                            Name:  David P. Grandstrand
                                            Title: Senior Vice President
                                                   and Treasurer


                                            FBS CARD SERVICES, INC.
                                              Servicer


                                            By:  /s/ David J. Parrin
                                                 ---------------------------
                                            Name:  David J. Parrin
                                            Title: Treasurer


                                            CITIBANK, N.A.,
                                              not in its individual
                                              capacity, but solely as
                                              Trustee


                                            By:  /s/ Annette M. Marsula
                                                 ---------------------------
                                            Name:  Annette Marsula
                                            Title: Senior Trust Officer

                                                                     EXHIBIT A-1


                                 FORM OF CERTIFICATE

                                       CLASS A


              UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO FIRST BANK OF SOUTH DAKOTA (NATIONAL ASSOCIATION) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.


No.                                                                     $
   --                                                                    ------
                                                             CUSIP NO. 31910WAA1

                        FIRST BANK CORPORATE CARD MASTER TRUST
                                    CLASS A 6.40%
                       ASSET BACKED CERTIFICATE, SERIES 1997-1


Evidencing an Undivided Interest in a trust, the corpus of which consists of a portfolio of VISA (1) charge card receivables generated or acquired by First Bank of South Dakota (National Association) and other assets and interests constituting the Trust under the Pooling and Servicing Agreement described below.

                         (Not an interest in or obligation of
                  First Bank of South Dakota (National Association)
                              or any Affiliate thereof.)

      This certifies that CEDE & CO. (the "CLASS A CERTIFICATEHOLDER") is the registered owner of an Undivided Interest in a trust (the "TRUST"), the corpus of which consists of a portfolio of receivables (the "RECEIVABLES") now existing and hereafter created and arising in connection with selected VISA charge card
---------------------
(1) VISA -Registered Trademark- is a federally registered servicemark of Visa U.S.A., Inc.

accounts (the "ACCOUNTS") of First Bank of South Dakota (National Association), a national banking association, all monies due or to become due in payment of the Receivables (including all recoveries on any charged-off Receivables and amounts, if any, paid by corporate clients as co-obligors under Corporate Card Agreements), the right to certain amounts received as Net Interchange, the benefits of the Collateral Investor Interest, all proceeds of the foregoing and the other assets and interests constituting the Trust pursuant to a Pooling and Servicing Agreement dated as of February 1, 1997, as supplemented by the Series 1997-1 Supplement dated as of February 27, 1997 (collectively, as amended from time to time, the "Pooling and Servicing Agreement"), by and among First Bank of South Dakota (National Association), as Transferor (the "TRANSFEROR"), FBS Card Services, Inc., as Servicer (the "SERVICER"), and Citibank, N.A., as Trustee (the "TRUSTEE"), a summary of certain of the pertinent provisions of which is set forth herein. To the extent not defined herein, capitalized terms used herein have the respective meanings assigned to them in the Pooling and Servicing Agreement.

         A portion of the Collections on the Receivables received in any Collection Period equal to the product of the aggregate amount of such Collections and the Yield Factor will be treated as Yield Collections. The remainder of such Collections will be treated as Principal Collections. The Yield Factor will be equal to 2.00%. Yield Collections will also include certain amounts of Net Interchange attributed to cardholder charges in the Accounts during each Collection Period and net investment earnings, if any, on funds on deposit in the Excess Funding Account.

         The Series 1997-1 Certificates are issued in two classes, the Class A Certificates (of which this certificate is one) and the Class B Certificates, which are subordinated to the Class A Certificates in certain rights of payment as described herein and in the Pooling and Servicing Agreement.

         The Transferor has structured the Pooling and Servicing Agreement and the Series 1997-1 Certificates with the intention that the Series 1997-1 Certificates will qualify under applicable tax law as indebtedness, and each of the Transferor, the Holder of the Exchangeable Transferor Certificate, the Servicer and each Series 1997-1 Certificateholder (or Series 1997-1 Certificate Owner) by acceptance of its Series 1997-1 Certificate (or in the case of a Series 1997-1 Certificate Owner, by virtue of such Series 1997-1 Certificate Owner's acquisition of a beneficial interest therein), agrees to treat and to take no action inconsistent with the treatment of the Series 1997-1 Certificates (or any beneficial interest therein) as indebtedness for purposes of federal, state, local and foreign income or franchise taxes and any other tax imposed on or measured by income. Each Series 1997-1 Certificateholder agrees that it will cause any Series


                                        A-1-2

1997-1 Certificate Owner acquiring an interest in a Series 1997-1 Certificate through it to comply with the Pooling and Servicing Agreement as to treatment of the Series 1997-1 Certificates as indebtedness for certain tax purposes.

         This Class A Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement, as amended from time to time, the Class A Certificateholder by virtue of the acceptance hereof assents and by which the Class A Certificateholder is bound. This Class A Certificate is one of a duly authorized Series of Investor Certificates entitled "First Bank Corporate Card Master Trust Class A 6.40% Asset Backed Certificates, Series 1997-1" (the "CLASS A CERTIFICATES"), each of which represents an Undivided Interest in the Trust, including the right to receive the Collections and other amounts allocated to the Class A Certificates at the times and in the amounts specified in the Pooling and Servicing Agreement and to be deposited in the Investor Accounts, the Principal Funding Account, the Interest Funding Account, the Reserve Account and the Overconcentration Account or paid to the Class A Certificateholders.

         Also issued under the Pooling and Servicing Agreement are the "First Bank Corporate Card Master Trust Class B 6.55% Asset Backed Certificates, Series 1997-1" (the "CLASS B CERTIFICATES"), which represent an Undivided Interest in the Trust subordinate to the Class A Certificates, and the "First Bank Corporate Card Master Trust Collateral Investor Interest, Series 1997-1" (the "COLLATERAL INVESTOR INTEREST" and, collectively with the Class A Certificates and the Class B Certificates, the "INVESTOR CERTIFICATES"), which is an undivided interest in the Trust subordinated to the Class A Certificates and Class B Certificates.
The subordination of the Class B Certificates and the subordination of the Collateral Investor Interest to the Class A Certificates, and amounts available on deposit in the Overconcentration Account shall constitute the Enhancement for the Class A Certificates.

         The aggregate interest represented by the Class A Certificates and the Class B Certificates at any time in the assets of the Trust shall not exceed an amount equal to the Class A Invested Amount and the Class B Invested Amount, respectively, at such time. As of the Closing Date, the Class A Initial Invested Amount is $394,800,000, the Class B Initial Invested Amount is $6,300,000 and the Collateral Initial Invested Amount is $18,900,000. The Class A Invested Amount on any date of determination will be an amount equal to (a) the Class A Initial Invested Amount MINUS (b) the aggregate amount of principal payments made to the Class A Certificateholders prior to such date, MINUS (c) the aggregate amount of unreimbursed Class A Investor


                                        A-1-3

Charge-Offs for all prior Transfer Dates; PROVIDED, HOWEVER, that the Class A Invested Amount may not be reduced below zero.

         For the purpose of allocating Yield Collections and Defaulted Receivables for each Collection Period during the Accumulation Period, the Class A Invested Amount will be reduced (such reduced amount, the "Class A Adjusted Invested Amount") by the aggregate principal amount of funds on deposit in the Principal Funding Account. The Class A Invested Amount together with the aggregate interest represented by the Class B Certificates in the assets of the Trust (the "CLASS B INVESTED AMOUNT") and the aggregate interest represented by the Collateral Invested Amount in the assets of the Trust are sometimes collectively referred to herein as the "Invested Amount."

         In addition to the Class A Certificates, the Class B Certificates and the Collateral Investor Interest, an Exchangeable Transferor Certificate representing an undivided interest in the Trust will be issued to the Transferor pursuant to the Pooling and Servicing Agreement. The Exchangeable Transferor Certificate will represent the interest in the assets of the Trust not represented by all of the Series of Investor Certificates issued by the Trust. The Exchangeable Transferor Certificate may be exchanged by the Transferor pursuant to the Pooling and Servicing Agreement for a newly issued Series of Investor Certificates and a reissued Exchangeable Transferor Certificate upon the conditions set forth in the Pooling and Servicing Agreement.

         Interest will accrue on the Class A Certificates at a rate equal to 6.40% per annum (the "CLASS A CERTIFICATE RATE"), and, except as otherwise provided herein, will be distributed to Class A Certificateholders semiannually on the 15th day of February and August of each year (or, if any such day is not a Business Day, on the next succeeding Business Day) and on the Class A Expected Final Payment Date (each, an "Interest Payment Date"), commencing August 15, 1997. If an Early Amortization Event occurs, then thereafter interest will be distributed to the Class A Certificateholders monthly on each Special Payment Date. Interest for any Interest Payment Date will include accrued interest at the Class A Certificate Rate from and including the Closing Date (in the case of the first Interest Payment Date) or from and including the 15th day of the sixth calendar month preceding the calendar month in which such Interest Payment Date occurs, to but excluding the 15th day of the calendar month in which such Interest Payment Date occurs. Interest for any Interest Payment Date or Special Payment Date due but not paid on an Interest Payment Date or Special Payment Date will be due on the next succeeding Interest Payment Date or Special Payment Date together with, to the extent permitted by applicable law, additional interest on such overdue interest at the Class A Certifi-


                                        A-1-4
cate Rate. Interest will be calculated on the basis of a 360-day year of twelve 30-day months.

         During the Early Amortization Period, in addition to monthly payments of interest, Class A Monthly Principal will be distributed to the Class A Certificateholders on each Special Payment Date until the Class A Invested Amount has been paid in full. With respect to the Accumulation Period, in addition to semiannual payments of interest, the amount on deposit in the Principal Funding Account will be distributed as principal to the Class A Certificateholders on the February 2002 Distribution Date (the "CLASS A EXPECTED FINAL PAYMENT DATE"), unless distributed earlier as a result of the occurrence of an Early Amortization Event in accordance with the Pooling and Servicing Agreement.

         On or before each Transfer Date, the Servicer shall instruct the Trustee in writing to withdraw and the Trustee, acting in accordance with such instructions, shall withdraw on such Transfer Date, from the Collection Account to the extent of funds on deposit therein (i) from Yield Collections processed as of the end of the preceding Collection Period which have been allocated to the Series 1997-1 Certificates, (ii) with respect to the Class A Certificates, from other amounts constituting Class A Available Funds, and (iii) with respect to the Class B Certificates, from other amounts constituting Class B Available Funds, the following amounts: (x) an amount equal to one-twelfth (1/12) of the product of (i) the Class A Certificate Rate and (ii) the outstanding principal balance of the Class A Certificates as of the last Business Day of the preceding calendar month ("Class A Monthly Interest"); PROVIDED, HOWEVER, that with respect to the first Distribution Date, Class A Monthly Interest shall be equal to the interest accrued on the outstanding principal balance of the Class A Certificates as of the Closing Date at the Class A Certificate Rate for the period from and including the Closing Date through the day preceding such Distribution Date; and (y) amounts up to the Class B Monthly Interest followed by the Collateral Monthly Interest, in the actual amounts and manner described in the Pooling and Servicing Agreement. The Trustee shall deposit the amounts withdrawn from the Collection Account in respect of Class A Monthly Interest and Class B Monthly Interest into the Interest Funding Account on such Transfer Date.

         On each Transfer Date, the Trustee shall allocate the Class A
Available Funds on deposit in the Collection Account, as required by the Pooling and Servicing Agreement, in the following order of priority: (i) an amount equal to the Class A Monthly Interest for such Transfer Date, PLUS the amount of any Class A Deficiency Amount for such Transfer Date, PLUS the amount of any Class A Additional Interest for such Transfer Date, (ii) an amount equal to the Class A Servicing Fee for the prior Collection Period PLUS the amount of any Class A Servicing Fee due but not paid on any prior Transfer Date and (iii) an amount equal to


                                        A-1-5
the Class A Investor Default Amount, if any, for the prior Collection Period. The Trustee on each Transfer Date shall allocate the Class B Available Funds on deposit in the Collection Account, as required by the Pooling and Servicing Agreement, in the following order of priority: (i) the Class B Monthly Interest for such Transfer Date, PLUS the amount of any Class B Deficiency Amount for such Transfer Date, PLUS the amount of any Class B Additional Interest for such Transfer Date, and (ii) the Class B Servicing Fee for the prior Collection Period PLUS the amount of any Class B Servicing Fee due but not paid on any prior Transfer Date. The balance of the amount allocated from the Collection Account to the Series 1997-1 Certificates, if any, after giving effect to the applications above and payments in respect of the Collateral Servicing Fee shall constitute "Excess Spread."

         On or before the Transfer Date immediately succeeding the Collection Period in which the Accumulation Period or the Early Amortization Period commences and on or before each Transfer Date thereafter, the Servicer shall instruct the Trustee in writing to withdraw, and the Trustee, acting in accordance with such instructions, shall withdraw on such Transfer Date from the Collection Account an amount equal to the Available Investor Principal Collections on deposit in the Collection Account PLUS the amount of any Reallocated Principal Collections used to fund any Class A Investor Default Amount or Class B Investor Default Amount, and from such amounts, (A) deposit or distribute, as the case may be, an amount equal to Class A Monthly Principal (i) during the Accumulation Period, into the Principal Funding Account, and (ii) during the Early Amortization Period, to the Paying Agent for payment to the Class A Certificateholders on the next Special Payment Date, (B) after the Class A Invested Amount has been paid in full, distribute an amount equal to Class B Monthly Principal to the Paying Agent for payment to the Class B Certificateholders on the next Distribution Date, and (C) any remaining portion of the Available Investor Principal Collections PLUS the amount of any Reallocated Principal Collections used to fund any Class A Investor Default Amount or Class B Investor Default Amount shall be used for payment of Collateral Monthly Principal.

         On the earlier to occur of the first Transfer Date with respect to the Early Amortization Period or the Transfer Date immediately preceding the Class A Expected Final Payment Date, the Servicer shall instruct the Trustee to withdraw, and the Trustee shall withdraw from the Principal Funding Account the amount on deposit therein and distribute such amount to the Paying Agent for payment to the Class A Certificateholders on the first Special Payment Date with respect to the Early Amortization Period or the Class A Expected Final Payment Date, as applicable.


                                        A-1-6

         On the Class A Expected Final Payment Date or on each Special Payment Date with respect to an Early Amortization Period, the Trustee shall pay from amounts on deposit in the Collection Account an amount equal to the lesser of the Class A Invested Amount and the amount of Available Investor Principal Collections on deposit in the Collection Account PLUS the amount of any Reallocated Principal Collections used to fund any Class A Investor Default Amount or Class B Investor Default Amount, in each case with respect to the related Collection Period, and after the Class A Invested Amount has been paid in full (after taking into account distributions to be made on the related Distribution Date), the Available Investor Principal Collections PLUS the amount of any Reallocated Principal Collections used to fund any Class A Investor Default Amount or Class B Investor Default Amount shall be applied to the Class B Certificates and Collateral Investor Interest as specified in the Pooling and Servicing Agreement.

         On each Interest Payment Date or Special Payment Date, the Trustee shall pay to the Class A Certificateholders and the Class B Certificateholders the amounts deposited on the related Transfer Date or Transfer Dates into the Interest Funding Account in respect of Class A Monthly Interest and Class B Monthly Interest, respectively. On each Transfer Date, the Trustee shall pay to the Collateral Interest Holder the Collateral Monthly Interest, to the extent funds are available. Distributions with respect to this Series 1997-1 Certificate will be made by the Trustee by, except as otherwise provided in the Pooling and Servicing Agreement, check mailed to the address of each Series 1997-1 Certificateholder of record appearing in the Certificate Register and except for the final distribution in respect of this Series 1997-1 Certificate, without the presentation or surrender of this Series 1997-1 Certificate or the making of any notation thereon; PROVIDED, HOWEVER, that with respect to Series 1997-1 Certificates registered in the name of the nominee of a Clearing Agency, distributions will be made by wire transfer of immediately available funds.

         This Class A Certificate represents an interest in only the First Bank Corporate Card Master Trust. This Class A Certificate does not represent an obligation of, or an interest in, the Transferor or the Servicer, and neither the Series 1997-1 Certificates nor the Accounts or Receivables are insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. This Series 1997-1 Certificate is limited in right of payment to certain collections and other amounts in respect of the Receivables, all as more specifically set forth herein and in the Pooling and Servicing Agreement.

         The transfer of this Class A Certificate shall be registered in the Certificate Register upon surrender of this Certificate for registration of transfer at any office or agency


                                        A-1-7
maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer in a form satisfactory to the Trustee and the Transfer Agent and Registrar duly executed by the Class A Certificateholder or such Class A Certificateholder's attorney-in-fact duly authorized in writing, and thereupon one or more new Class A Certificates of authorized denominations and for the same aggregate Undivided Interests will be issued to the designated transferee or transferees.

         The Servicer, the Trustee and the Transfer Agent and Registrar, and any agent of any of them, may treat the Person in whose name this Class A Certificate is registered as the owner hereof for all purposes, and neither the Servicer, the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent of any of them or of any such agent shall be affected by notice to the contrary except in certain circumstances described in the Pooling and Servicing Agreement.

         The Pooling and Servicing Agreement provides that the right of the Series 1997-1 Certificateholders to receive payment from the Trust will terminate on the first Business Day following the Series 1997-1 Termination Date. Upon the termination of the Trust pursuant to Section 12.1 of the Pooling and Servicing Agreement, the Trustee shall assign and convey to the Holder of the Exchangeable Transferor Certificate (without recourse, representation or warranty) all right, title and interest of the Trust in the Receivables, whether then existing or thereafter created, and all proceeds of such Receivables and Insurance Proceeds relating to such Receivables. The Trustee shall execute and deliver such instruments of transfer and assignment, in each case without recourse, as shall be prepared by the Servicer reasonably requested by the Holder of the Exchangeable Transferor Certificate to vest in such Holder all right, title and interest which the Trustee had in the Receivables.

         Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Class A Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement, or be valid for any purpose.


                                        A-1-8

         IN WITNESS WHEREOF, First Bank of South Dakota (National Association) has caused this Class A Certificate to be duly executed by a duly authorized officer.



                                             By:
                                                -------------------------
                                                Authorized Officer


Date:  February 27, 1997



                            CERTIFICATE OF AUTHENTICATION


          This is one of the Class A Certificates referred to in the within-mentioned Pooling and Servicing Agreement.


                                         CITIBANK, N.A.,
                                                Trustee



                                             By:
                                                -------------------------
                                                Authorized Signatory

                                                                     EXHIBIT A-2


                                 FORM OF CERTIFICATE

                                       CLASS B


               UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO FIRST BANK OF SOUTH DAKOTA (NATIONAL ASSOCIATION) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.


No. R-1                                                               $6,300,000

                                                             CUSIP NO. 31910WAB9

                        FIRST BANK CORPORATE CARD MASTER TRUST
                                    CLASS B 6.55%
                       ASSET BACKED CERTIFICATE, SERIES 1997-1


Evidencing an Undivided Interest in a trust, the corpus of which consists of a portfolio of VISA -Registered Trademark- (1) charge card receivables generated or acquired by First Bank of South Dakota (National Association) and other assets and interests constituting the Trust under the Pooling and Servicing Agreement described below.

                         (Not an interest in or obligation of
                  First Bank of South Dakota (National Association)
                              or any Affiliate thereof.)

          This certifies that CEDE & CO. (the "CLASS B CERTIFICATEHOLDER") is the registered owner of an Undivided Interest in a trust (the "TRUST"), the corpus of which consists of a portfolio of receivables (the "RECEIVABLES") now existing and hereafter created and arising in connection with selected VISA charge card
--------------------
(1) VISA -Registered Trademark- is a federally registered servicemark of Visa U.S.A., Inc.

accounts (the "ACCOUNTS") of First Bank of South Dakota (National Association), a national banking association, all monies due or to become due in payment of the Receivables (including all recoveries on any charged-off Receivables and amounts, if any, paid by corporate clients as co-obligors under Corporate Card Agreements), the right to certain amounts received as Net Interchange, the benefits of the Collateral Investor Interest, all proceeds of the foregoing and the other assets and interests constituting the Trust pursuant to a Pooling and Servicing Agreement dated as of February 1, 1997 as supplemented by the Series 1997-1 Supplement dated as of February 27, 1997 (collectively, as amended from time to time, the "Pooling and Servicing Agreement"), by and among First Bank of South Dakota (National Association), as Transferor (the "TRANSFEROR"), FBS Card Services, Inc. as Servicer (the "SERVICER"), and Citibank, N.A., as Trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein. To the extent not defined herein, capitalized terms used herein have the respective meanings assigned to them in the Pooling and Servicing Agreement.

          A portion of the Collections on the Receivables received in any Collection Period equal to the product of the aggregate amount of such Collections and the Yield Factor will be treated as Yield Collections. The remainder of such Collections will be treated as Principal Collections. The Yield Factor will be equal to 2.00%. Yield Collections will also include certain amounts of Net Interchange attributed to cardholder charges in the Accounts during each Collection Period and net investment earnings, if any, on funds on deposit in the Excess Funding Account.

          The Series 1997-1 Certificates are issued in two classes, the Class A Certificates and the Class B Certificates (of which this certificate is one), which are subordinated to the Class A Certificates in certain rights of payment as described herein and in the Pooling and Servicing Agreement.

          The Transferor has structured the Pooling and Servicing Agreement and the Series 1997-1 Certificates with the intention that the Series 1997-1 Certificates will qualify under applicable tax law as indebtedness, and each of the Transferor, the Holder of the Exchangeable Transferor Certificate, the Servicer and each Series 1997-1 Certificateholder (or Series 1997-1 Certificate Owner) by acceptance of its Series 1997-1 Certificate (or in the case of a Series 1997-1 Certificate Owner, by virtue of such Series 1997-1 Certificate Owner's acquisition of a beneficial interest therein), agrees to treat and to take no action inconsistent with the treatment of the Series 1997-1 Certificates (or any beneficial interest therein) as indebtedness for purposes of federal, state, local and foreign income or franchise taxes and any other tax imposed on or measured by income. Each Series 1997-1 Certificateholder agrees that it will cause any Series


                                        A-2-2

1997-1 Certificate Owner acquiring an interest in a Series 1997-1 Certificate through it to comply with the Pooling and Servicing Agreement as to treatment of the Series 1997-1 Certificates as indebtedness for certain tax purposes.

          This Class B Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement, as amended from time to time, the Class B Certificateholder by virtue of the acceptance hereof assents and by which the Class B Certificateholder is bound. This Class B Certificate is one of a duly authorized Series of Investor Certificates entitled "First Bank Corporate Card Master Trust Class B 6.55% Asset Backed Certificates, Series 1997-1" (the "CLASS B CERTIFICATES"), each of which represents an Undivided Interest in the Trust, including the right to receive the Collections and other amounts allocated to the Class B Certificates at the times and in the amounts specified in the Pooling and Servicing Agreement and to be deposited in the Investor Accounts, the Principal Funding Account, the Interest Funding Account, the Reserve Account and the Overconcentration Account or paid to the Class B Certificateholders.

          Also issued under the Pooling and Servicing Agreement are the "First Bank Corporate Card Master Trust Class A 6.40% Asset Backed Certificates, Series 1997-1" (the "CLASS A CERTIFICATES"), which represent an Undivided Interest in the Trust, and the "First Bank Corporate Card Master Trust Collateral Investor Interest, Series 1997-1" (the "COLLATERAL INVESTOR INTEREST" and, collectively with the Class A Certificates and the Class B Certificates, the "INVESTOR CERTIFICATES"), which is an undivided interest in the Trust subordinated to the Class A Certificates and Class B Certificates. The subordination of the Collateral Investor Interest to the Class B Certificates, and amounts available on deposit in the Overconcentration Account shall constitute the Enhancement for the Class B Certificates.

          THE CLASS B CERTIFICATES ARE SUBORDINATED TO THE CLASS A CERTIFICATES.

          The aggregate interest represented by the Class A Certificates and the Class B Certificates at any time in the assets of the Trust shall not exceed an amount equal to the Class A Invested Amount and the Class B Invested Amount, respectively, at such time. As of the Closing Date, the Class A Initial Invested Amount is $394,800,000, the Class B Initial Invested Amount is $6,300,000 and the Collateral Initial Invested Amount is $18,900,000. The Class B Invested Amount on any date of determination will be an amount equal to (a) the Class B Initial Invested Amount, MINUS (b) the aggregate amount of principal payments made to the Class B Certificateholders prior to such date, MINUS (c) the aggregate amount of Class B Investor Charge-Offs


                                        A-2-3
for all prior Transfer Dates, MINUS (d) the amount of Reallocated Class B Principal Collections allocated pursuant to subsection 4.12(a) of the Pooling and Servicing Agreement on all prior Transfer Dates, MINUS (e) an amount equal to the amount by which the Class B Invested Amount has been reduced on all prior Transfer Dates pursuant to subsection 4.10(a) of the Pooling and Servicing Agreement and PLUS (f) the aggregate amount of Excess Spread and Shared Excess Yield Collections allocated and available on all prior Transfer Dates pursuant to subsection 4.11(d) of the Pooling and Servicing Agreement, for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c), (d) and (e); PROVIDED, HOWEVER, that the Class B Invested Amount may not be reduced below zero.

          The Class B Invested Amount together with the Class A Invested Amount and the aggregate interest represented by the Collateral Invested Amount in the assets of the Trust are sometimes collectively referred to herein as the "Invested Amount."

          In addition to the Class A Certificates, the Class B Certificates and the Collateral Investor Interest, an Exchangeable Transferor Certificate representing an undivided interest in the Trust will be issued to the Transferor pursuant to the Pooling and Servicing Agreement. The Exchangeable Transferor Certificate will represent the interest in the assets of the Trust not represented by all of the Series of Investor Certificates issued by the Trust. The Exchangeable Transferor Certificate may be exchanged by the Transferor pursuant to the Pooling and Servicing Agreement for a newly issued Series of Investor Certificates and a reissued Exchangeable Transferor Certificate upon the conditions set forth in the Pooling and Servicing Agreement.

          Interest will accrue on the Class B Certificates at a rate equal to 6.55% per annum (the "CLASS B CERTIFICATE RATE"), and, except as otherwise provided herein, will be distributed to Class B Certificateholders semiannually on the 15th day of February and August of each year (or, if any such day is not a Business Day, on the next succeeding Business Day) and on the Class B Expected Final Payment Date (each, an "Interest Payment Date"), commencing August 15, 1997. If an Early Amortization Event occurs, then thereafter interest will be distributed to the Class B Certificateholders monthly on each Special Payment Date. Interest for any Interest Payment Date will include accrued interest at the Class B Certificate Rate from and including the Closing Date (in the case of the first Interest Payment Date) or from and including the 15th day of the sixth calendar month preceding the calendar month in which such Interest Payment Date occurs, to but excluding the 15th day of the calendar month in which such Interest Payment Date occurs. Interest for any Interest Payment Date or Special Payment Date due but not paid on an Interest Payment Date or Special Payment Date will be due on


                                        A-2-4
the next succeeding Interest Payment Date or Special Payment Date together with, to the extent permitted by applicable law, additional interest on such overdue interest at the Class B Certificate Rate. Interest will be calculated on the basis of a 360-day year of twelve 30-day months.

          During the Early Amortization Period, in addition to monthly payments of interest, following payment in full of the Class A Invested Amount, Class B Monthly Principal will be distributed to the Class B Certificateholder on each Special Payment Date until the Class B Invested Amount has been paid in full. With respect to the Accumulation Period following payment in full of the Class A Invested Amount, Class B Monthly Principal will be distributed to the Class B Certificateholders on the February 2002 Distribution Date (the "CLASS B EXPECTED FINAL PAYMENT DATE"), unless distributed earlier as a result of the occurrence of an Early Amortization Event in accordance with the Pooling and Servicing Agreement.

          On or before each Transfer Date, the Servicer shall instruct the Trustee in writing to withdraw and the Trustee, acting in accordance with such instructions, shall withdraw on such Transfer Date, from the Collection Account to the extent of funds on deposit therein (i) from Yield Collections processed as of the end of the preceding Collection Period which have been allocated to the Series 1997-1 Certificates, (ii) with respect to the Class A Certificates, from other amounts constituting Class A Available Funds, and (iii) with respect to the Class B Certificates, from other amounts constituting Class B Available Funds, the following amounts: (x) amounts up to the Class A Monthly Interest;
(y) an amount equal to one-twelfth (1/12) of the product of (i) the Class B Certificate Rate and (ii) the outstanding principal balance of the Class B Certificates as of the last Business Day of the preceding calendar month ("Class B Monthly Interest"), PROVIDED, HOWEVER, that with respect to the first Distribution Date, Class B Monthly Interest shall be equal to the interest accrued on the outstanding principal balance of the Class B Certificates as of the Closing Date at the Class B Certificate Rate for the period from and including the Closing Date through the day preceding such Distribution Date; and
(z) amounts up to the Collateral Monthly Interest, in the actual amounts and manner described in the Pooling and Servicing Agreement. The Trustee shall deposit the amounts withdrawn from the Collection Account in respect of Class A Monthly Interest and Class B Monthly Interest into the Interest Funding Account.

          On each Transfer Date, the Trustee shall allocate the Class A Available Funds on deposit in the Collection Account, as required by the Pooling and Servicing Agreement, in the following order of priority: (i) an amount equal to the Class A Monthly Interest for such Transfer Date, PLUS the amount of any Class A Deficiency Amount for such Transfer Date, PLUS the amount of any


                                        A-2-5

Class A Additional Interest for such Transfer Date, (ii) an amount equal to the Class A Servicing Fee for the prior Collection Period PLUS the amount of any Class A Servicing Fee due but not paid on any prior Transfer Date and (iii) an amount equal to the Class A Investor Default Amount, if any, for the prior Collection Period. The Trustee on each Transfer Date shall allocate the Class B Available Funds on deposit in the Collection Account, as required by the Pooling and Servicing Agreement, in the following order of priority: (i) the Class B Monthly Interest for such Transfer Date, PLUS the amount of any Class B Deficiency Amount for such Transfer Date, PLUS the amount of any Class B Additional Interest for such Transfer Date, and (ii) the Class B Servicing Fee for the prior Collection Period PLUS the amount of any Class B Servicing Fee due but not paid on any prior Transfer Date. The balance of the amount allocated from the Collection Account to the Series 1997-1 Certificates, if any, after giving effect to the applications above and payments in respect of the Collateral Servicing Fee shall constitute "Excess Spread."

          On or before the Transfer Date immediately succeeding the Collection Period in which the Accumulation Period or the Early Amortization Period commences and on or before each Transfer Date thereafter, the Servicer shall instruct the Trustee in writing to withdraw, and the Trustee, acting in accordance with such instructions, shall withdraw on such Transfer Date from the Collection Account an amount equal to the Available Investor Principal Collections on deposit in the Collection Account PLUS the amount of any Reallocated Principal Collections used to fund any Class A Investor Default Amount or Class B Investor Default Amount, and from such amounts, (A) deposit or distribute, as the case may be, an amount equal to Class A Monthly Principal (i) during the Accumulation Period, into the Principal Funding Account, and (ii) during the Early Amortization Period, to the Paying Agent for payment to the Class A Certificateholders on the next Special Payment Date, (B) after the Class A Invested Amount has been paid in full, distribute an amount equal to Class B Monthly Principal to the Paying Agent for payment to the Class B Certificateholders on the next Distribution Date, and (C) any remaining portion of the Available Investor Principal Collections PLUS the amount of any Reallocated Principal Collections used to fund any Class A Investor Default Amount or Class B Investor Default Amount shall be used for payment of Collateral Monthly Principal.

          On the Class B Expected Final Payment Date or on each Distribution Date with respect to an Early Amortization Period, the Trustee shall pay from amounts on deposit in the Collection Account an amount equal to the lesser of the Class B Invested Amount and the amount of Available Investor Principal Collections on deposit in the Collection Account PLUS the amount of any Reallocated Principal Collections used to fund any Class A


                                        A-2-6

Investor Default Amount or Class B Investor Default Amount, in each case with respect to the related Collection Period after payment of any Class A Monthly Principal, and after the Class B Invested Amount has been paid in full (after taking into account distributions to be made on the related Distribution Date), the Available Investor Principal Collections PLUS the amount of any Reallocated Principal Collections used to fund any Class A Investor Default Amount or Class B Investor Default Amount shall be applied to the Collateral Investor Interest as specified in the Pooling and Servicing Agreement.

          On each Interest Payment Date or Special Payment Date, the Trustee shall pay to the Class A Certificateholders and the Class B Certificateholders the amounts deposited on the related Transfer Date or Transfer Dates into the Interest Funding Account in respect of Class A Monthly Interest and Class B Monthly Interest, respectively. On each Transfer Date, the Trustee shall pay to the Collateral Interest Holder the Collateral Monthly Interest, to the extent funds are available. Distributions with respect to this Series 1997-1 Certificate will be made by the Trustee by, except as otherwise provided in the Pooling and Servicing Agreement, check mailed to the address of each Series 1997-1 Certificateholder of record appearing in the Certificate Register and except for the final distribution in respect of this Series 1997-1 Certificate, without the presentation or surrender of this Series 1997-1 Certificate or the making of any notation thereon; PROVIDED, HOWEVER, that with respect to Series 1997-1 Certificates registered in the name of the nominee of a Clearing Agency, distributions will be made by wire transfer of immediately available funds.

          This Class B Certificate represents an interest in only the First Bank Corporate Card Master Trust. This Class B Certificate does not represent an obligation of, or an interest in, the Transferor or the Servicer, and neither the Series 1997-1 Certificates nor the Accounts or Receivables are insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. This Series 1997-1 Certificate is limited in right of payment to certain collections and other amounts in respect of the Receivables, all as more specifically set forth herein and in the Pooling and Servicing Agreement.

          The transfer of this Class B Certificate shall be registered in the Certificate Register upon surrender of this Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer in a form satisfactory to the Trustee and the Transfer Agent and Registrar duly executed by the Class B Certificateholder or such Class B Certificateholder's attorney-in-fact duly authorized in writing, and thereupon one or more new Class B Certificates of authorized denominations and for


                                        A-2-7
the same aggregate Undivided Interests will be issued to the designated transferee or transferees.

          The Servicer, the Trustee and the Transfer Agent and Registrar, and any agent of any of them, may treat the Person in whose name this Class B Certificate is registered as the owner hereof for all purposes, and neither the Servicer, the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent of any of them or of any such agent shall be affected by notice to the contrary except in certain circumstances described in the Pooling and Servicing Agreement.

          The Pooling and Servicing Agreement provides that the right of the Series 1997-1 Certificateholders to receive payment from the Trust will terminate on the first Business Day following the Series 1997-1 Termination Date. Upon the termination of the Trust pursuant to Section 12.1 of the Pooling and Servicing Agreement, the Trustee shall assign and convey to the Holder of the Exchangeable Transferor Certificate (without recourse, representation or warranty) all right, title and interest of the Trust in the Receivables, whether then existing or thereafter created, and all proceeds of such Receivables and Insurance Proceeds relating to such Receivables. The Trustee shall execute and deliver such instruments of transfer and assignment, in each case without recourse, as shall be prepared by the Servicer reasonably requested by the Holder of the Exchangeable Transferor Certificate to vest in such Holder all right, title and interest which the Trustee had in the Receivables.

          Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Class B Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement, or be valid for any purpose.


                                        A-2-8

          IN WITNESS WHEREOF, First Bank of South Dakota (National Association) has caused this Class B Certificate to be duly executed by a duly authorized officer.



                                             By:
                                                -------------------------
                                                Authorized Officer

Date:  February 27, 1997






                            CERTIFICATE OF AUTHENTICATION


          This is one of the Class B Certificates referred to in the within-mentioned Pooling and Servicing Agreement.


                                         CITIBANK, N.A.
                                           Trustee



                                            By:
                                                -------------------------
                                                Authorized Signatory


                                     A-2-9

                                                                       EXHIBIT B


                FORM OF MONTHLY PAYMENT INSTRUCTIONS AND NOTIFICATION
                                    TO THE TRUSTEE
                                    CITIBANK, N.A.
                 FIRST BANK CORPORATE CARD MASTER TRUST SERIES 1997-1
                     COLLECTION PERIOD ENDING __________ __, ____


Capitalized terms used in this notice have their respective meanings set forth in the Pooling and Servicing Agreement. References herein to certain sections and subsections are references to the respective sections and subsections of the Pooling and Servicing Agreement as supplemented by the Series 1997-1 Supplement. This notice is delivered pursuant to Section 4.9.

     A) FBS Card Services, Inc. is the Servicer under the Pooling and Servicing Agreement.
     B)   The undersigned is a Servicing Officer.
     C) The date of this notice is on or before the related Transfer Date under the Pooling and Servicing Agreement.


I.   INSTRUCTION TO MAKE A WITHDRAWAL

Pursuant to Section 4.9, the Servicer does hereby instruct the Trustee (i) to make withdrawals or allocations, as the case may be, from the Collection Account, the Interest Funding Account and the Principal Funding Account on ___________ __, ____, which date is a Transfer Date under the Pooling and Servicing Agreement, in aggregate amounts set forth below in respect of the following amounts and (ii) to apply the proceeds of such withdrawals in accordance with subsection 3(a) of the Series 1997-1 Supplement and Section 4.9 of the Pooling and Servicing Agreement:

A.   Pursuant to subsection 3(a) of the Series
     1997-1 Supplement:

     1.   Servicer Interchange                              $_________________

B.   Pursuant to subsection 4.9(a)(i):

     1.   Class A Monthly Interest at the Class
          A Certificate Rate on the Class A In-
          vested Amount                                     $_________________

     2.   Class A Deficiency Amount                         $_________________

     3.   Class A Additional Interest                       $_________________

C.   Pursuant to subsection 4.9(a)(ii):

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                                                                       Page
                                                                       ----

     1.   Class A Servicing Fee                             $_________________

     2.   Accrued and unpaid Class A Servicing
          Fee                                               $_________________

D.   Pursuant to subsection 4.9(a)(iii):

     1.   Class A Investor Default Amount                   $_________________

E.   Pursuant to subsection 4.9(a)(iv):

     1.   Portion of Excess Spread from Class A
          Available Funds to be allocated and
          distributed as provided in Section 4.11           $_________________

F.   Pursuant to subsection 4.9(b)(i):

     1.   Class B Monthly Interest at the Class
          B Certificate Rate on the Class B In-
          vested Amount                                     $_________________

     2.   Class B Deficiency Amount                         $_________________

     3.   Class B Additional Interest                       $_________________

G.   Pursuant to subsection 4.9(b)(ii):

     1.   Class B Servicing Fee                             $_________________

     2.   Accrued and unpaid Class B Servicing
          Fee                                               $_________________

H.   Pursuant to subsection 4.9(b)(iii):

     1.   Portion of Excess Spread from Class B
          Available Funds to be allocated and
          distributed as provided in Section
          4.11                                              $_________________

I.   Pursuant to subsection 4.9(c)(i):

     1.   Collateral Servicing Fee                          $_________________

     2.   Accrued and unpaid Collateral Servic-
          ing Fee                                           $_________________

J.   Pursuant to subsection 4.9(c)(ii):

     1.   Portion of Excess Spread from Collat-
          eral Available Funds to be allocated
          and distributed as provided in Section
          4.11                                              $_________________

K.   Pursuant to subsection 4.9(d)(i):

     1.   Collateral Monthly Principal, if any,
          applied in accordance with the Loan
          Agreement                                         $_________________

                                                                      Page
                                                                      -----

L.   Pursuant to subsection 4.9(d)(ii):

     1.   Amount to be treated as Shared Prin-
          cipal Collections                                 $_________________

M.   Pursuant to subsection 4.9(d)(iii):

     1.   Amount to be paid to the Holder of the
          Exchangeable Transferor Certificate               $_________________

     2.   Amount to be deposited in the Excess
          Funding Account                                   $_________________

N.   Pursuant to subsection 4.9(e)(i):

     1.   Class A Monthly Principal                         $_________________

O.   Pursuant to subsection 4.9(e)(ii):

     1.   Class B Monthly Principal                         $_________________

P.   Pursuant to subsection 4.9(e)(iii):

     1.   Collateral Monthly Principal to be
          applied in accordance with the Loan
          Agreement                                         $_________________

Q.   Pursuant to subsection 4.9(e)(iv):

     1.   Amount to be treated as Shared Prin-
          cipal Collections                                 $_________________

R.   Pursuant to subsection 4.9(e)(v):

     1.   Amount to be paid to the Holder of the
          Exchangeable Transferor Certificate               $_________________

     2.   Amount to be deposited in the Excess
          Funding Account                                   $_________________

S.   Pursuant to subsection 4.9(e)(i) and (ii):

     1.   Amount to be withdrawn from the Prin-
          cipal Funding Account and distributed
          to the Paying Agent for distribution
          to the Certificateholders on the next
          Distribution Date or Special Payment
          Date
                                                            $_________________

                                                                      Page
                                                                      -----

II.  INSTRUCTION TO MAKE CERTAIN PAYMENTS

Pursuant to Section 4.9, the Servicer does hereby instruct the Trustee to pay in accordance with Section 5.1 from the Collection Account, Interest Funding Account, or the Principal Funding Account on __________ __, ____, which date is a Distribution Date under the Pooling and Servicing Agreement, amounts so deposited in the Collection Account, Interest Funding Account, or the Principal Funding Account pursuant to Section 4.9 as set forth below:

A.   Pursuant to subsection 4.9(a)(i) and (b)(i):

     1.   Amount to be distributed to Class A
          Certificateholders                                $_________________

     2.   Amount to be distributed to Class B
          Certificateholders                                $_________________

B.   Pursuant to subsection 4.9(e)(i) and (ii):

     1.   Amount to be distributed to the Class
          A Certificateholders                              $_________________

     2.   Amount to be distributed to the Class
          B Certificateholders                              $_________________

III. APPLICATION OF EXCESS SPREAD AND SHARED
     EXCESS YIELD COLLECTIONS

Pursuant to Section 4.11, the Servicer does hereby instruct the Trustee to apply the Excess Spread and Shared Excess Yield Collections with respect to the related Collection Period and to make the following distributions in the following priority:

A.   The amount equal to the Class A Required
     Amount, if any, which will be used to fund
     any deficiency pursuant to subsections
     4.9(a)(i), (ii) and (iii), in that order of
     priority                                               $_________________

B.   The amount equal to the aggregate amount of
     Class A Investor Charge-Offs which have not
     been previously reimbursed which will be
     treated as a portion of the Investor Prin-
     cipal Collections and applied in accordance
     with subsections 4.9(d) and (e)                        $_________________

C.   The amount up to the Class B Required
     Amount, if any, which will be used to fund
     any deficiency pursuant to subsections
     4.9(b)(i) and (ii), in that order of prior-
     ity                                                    $_________________

                                                                      Page
                                                                      -----

D.   The amount equal to the Class B Investor
     Default Amount which shall be treated as a
     portion of Investor Principal Collections
     and applied in accordance with subsections
     4.9(d) and (e)                                         $_________________

E.   The amount equal to the aggregate amount by
     which the Class B Invested Amount has been
     reduced pursuant to clauses (c), (d) and
     (e) of the definition of "Class B Invested
     Amount" (but not in excess of the aggregate
     amount of such reductions which have not
     been previously reimbursed) which will be
     treated as a portion of Investor Principal
     Collections and applied in accordance with
     subsections 4.9(d) and (e)                             $_________________

F.   The amount up to the Collateral Required
     Amount, if any, which shall be used to fund
     any deficiency pursuant to subsection
     4.9(c)(i)                                              $_________________

G.   The amount equal to the Collateral Monthly
     Interest PLUS the amount of any past due
     Collateral Monthly Interest which will be
     paid to the Collateral Interest Holder for
     application in accordance with the Loan
     Agreement                                              $_________________

H.   The amount equal to the Collateral Investor
     Default Amount, if any, for the prior Col-
     lection Period which will be treated as a
     portion of Investor Principal Collections
     and applied in accordance with subsections
     4.9(d) and (e)                                         $_________________

I.   The amount equal to the aggregate amount by
     which the Collateral Invested Amount has
     been reduced below the Required Collateral
     Invested Amount for reasons other than the
     payment of principal to the Collateral In-
     terest Holder (but not in excess of the ag-
     gregate amount of such reductions have not
     been previously reimbursed) will be treated
     as a portion of Investor Principal Collec-
     tions and applied in accordance with sub-
     sections 4.9(d) and (e)                                $_________________

                                                                      Page
                                                                      -----

J. On each Transfer Date from and after the Reserve Account Funding Date, but prior to the date on which the Reserve Account ter-minates as described in subsection 4.17(f), the amount up to the excess, if any, of the Required Reserve Account Amount over the
     Available Reserve Account Amount which
     shall be deposited into the Reserve Account

K.   An amount up to the excess, if any, of the
     Required Overconcentration Account Amount
     over the Available Overconcentration Ac-
     count Amount shall be deposited into the
     Overconcentration Account                              $_________________

L.   An amount equal to the aggregate of any
     other amounts then due to the Collateral
     Interest Holder pursuant to the Loan Agree-
     ment shall be applied in accordance with
     the Loan Agreement                                     $_________________

M.   The balance, if any, after giving effect to
     the payments made pursuant to subparagraphs
     (A) through (L) above which shall consti-
     tute "Shared Excess Yield Collections" with
     respect to other Series                                $_________________

IV.  OVERCONCENTRATION ACCOUNT

Pursuant to subsection 4.18(d), the Servicer does hereby instruct the Trustee to withdraw the Overconcentration Draw Amount, if any, for such Transfer Date, up to the Available
Overconcentration Account Amount, from the
Overconcentration Account and apply such amount in accordance with subsection 4.18(d):


A.   An amount equal to the excess, if any, of
     (x) the Class A Required Amount, if any,
     with respect to such Transfer Date over (y)
     the amount of Excess Spread and Shared Ex-
     cess Yield Collections with respect to the
     related Collection Period, shall be used to
     fund any deficiency pursuant to subsections
     4.9(a)(i), (ii) and (iii), in that order of
     priority                                               $_________________

                                                                      Page
                                                                      -----

B.   An amount equal to the excess, if any, of
     (x) the Class B Required Amount, if any,
     with respect to such Transfer Date over (y)
     the amount of Excess Spread and Shared Ex-
     cess Yield Collections allocated and avail-
     able to the Class B Certificates pursuant
     to subsection 4.11(c) on such Transfer Date
     shall be used to fund any deficiency pursu-
     ant to subsections 4.9(b)(i) and (ii) and
     4.11(d), in that order of priority                     $_________________

C.   An amount equal to the excess, if any, of
     (x) the Collateral Required Amount, if any,
     with respect to such Transfer Date over (y)
     the amount of Excess Spread and Shared Ex-
     cess Yield Collections allocated and avail-
     able to the Collateral Interest Holder pur-
     suant to subsection 4.11(f) on such Trans-
     fer Date shall be used to fund any defi-
     ciency pursuant to subsections 4.9(c)(i)
     and 4.11(h), in that order of priority                 $_________________

V.   REALLOCATED PRINCIPAL COLLECTIONS

Pursuant to Section 4.12, the Servicer does hereby instruct the Trustee to allocate from the Collection Account Reallocated Principal Collections pursuant to Section 4.12 with respect to the related Collection Period and apply such amounts in accordance with subsections 4.12(a) and (b), applying FIRST any Reallocated Collateral Principal Collections and SECOND any Reallocated Class B Principal Collections:

A.   Reallocated Collateral Principal Collec-
     tions                                                  $_________________

B.   Reallocated Class B Principal Collections              $_________________

C.   An amount equal to the excess, if any, of
     (i) the Class A Required Amount, if any, with respect to such Transfer Date over
     (ii) the sum of (x) the amount of Excess
     Spread and Shared Excess Yield Collections with respect to the related Collection Pe-riod and (y) amounts, if any, to be with-drawn from the Overconcentration Account pursuant to subsection 4.18(d)(i) on such Transfer Date, shall be used to fund any deficiency pursuant to subsections
     4.9(a)(i), (ii) and (iii), in that order of priority
                                                            $_________________

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                                                                      Page
                                                                      -----

D.   An amount equal to the excess, if any, of
     (i) the Class B Required Amount, if any,
     with respect to such Transfer Date over
     (ii) the sum of (x) the amount of Excess
     Spread and Shared Excess Yield Collections
     allocated and available to the Class B Cer-
     tificates pursuant to subsection 4.11(c) on
     such Transfer Date and (y) amounts, if any,
     to be withdrawn from the Overconcentration
     Account and allocated and available to the
     Class B Certificates pursuant to subsection
     4.18(d)(ii) on such Transfer Date, shall be
     used to fund any deficiency pursuant to
     subsections 4.9(b)(i) and (ii) and 4.11(d),
     in that order of priority                              $_________________

VI.  ACCRUED AND UNPAID AMOUNTS

After giving effect to the withdrawals and transfers to be made in accordance with this notice, the following amounts will be accrued and unpaid with respect to all Collection Periods preceding the current calendar month

A.   Subsection 4.6(a) and (b)

     1.   The aggregate amount of the Class A
          Deficiency Amount                                 $_________________

     2.   The aggregate amount of Class B Defi-
          ciency Amount                                     $_________________

B.   Subsections 4.9(a)(ii), (b)(ii) and (c)(i):

     1.   The aggregate amount of all accrued
          and unpaid Class A Servicing Fees                 $_________________

     2.   The aggregate amount of all accrued
          and unpaid Class B Servicing Fees                 $_________________

     3.   The aggregate amount of all accrued
          and unpaid Collateral Servicing Fees              $_________________

C.   Section 4.10

     1.   The aggregate amount of all
          unreimbursed Class A Investor Charge-
          Offs                                              $_________________

     2.   The aggregate amount of all
          unreimbursed Class B Investor Charge-
          Offs                                              $_________________

     3.   The aggregate amount of all
          unreimbursed Collateral Investor Charge-
          Offs                                              $_________________

          IN WITNESS WHEREOF, the undersigned has duly executed this certificate this ____ day of __________, ____.

                                           FBS CARD SERVICES, INC.
                                           SERVICER


                                           By:_________________________________
                                              Name:
                                              Title:

                                                                       EXHIBIT C



                 FORM OF SERIES 1997-1 CERTIFICATEHOLDERS' STATEMENT


                  FIRST BANK OF SOUTH DAKOTA (NATIONAL ASSOCIATION)
                   ________________________________________________

                        FIRST BANK CORPORATE CARD MASTER TRUST
                   ________________________________________________


          The information which is required to be prepared with respect to the Distribution Date of ___________ __, ____ and with respect to the performance of the Trust during the related Collection Period(s).

          Capitalized terms used in this Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A. INFORMATION REGARDING THE CURRENT DISTRIBUTION (STATED ON THE BASIS OF $1,000 ORIGINAL CERTIFICATE PRINCIPAL BALANCE)

     1.   The amount of the current
          distribution in respect of Class A
          Monthly Principal . . . . . . . . . . . . . . .   $_________

     2.   The amount of the current
          distribution in respect of Class B
          Monthly Principal . . . . . . . . . . . . . . .   $_________

     3.   The amount of the current
          distribution in respect of Collateral
          Monthly Principal . . . . . . . . . . . . . . .   $_________

     4.   The amount of the current
          distribution in respect of Class A
          Monthly Interest  . . . . . . . . . . . . . . .   $_________

     5.   The amount of the current
          distribution in respect of Class A
          Deficiency Amounts  . . . . . . . . . . . . . .   $_________


     6.   The amount of the current
          distribution in respect of Class A
          Additional Interest . . . . . . . . . . . . . .   $_________

     7.   The amount of the current
          distribution in respect of Class B
          Monthly Interest  . . . . . . . . . . . . . . .   $_________

     8.   The amount of the current
          distribution in respect of Class B
          Deficiency Amounts  . . . . . . . . . . . . . .   $_________

     9.   The amount of the current
          distribution in respect of Class B
          Additional Interest . . . . . . . . . . . . . .   $_________

     10.  The amount of the current
          distribution in respect of Collateral
          Monthly Interest  . . . . . . . . . . . . . . .   $_________

     11.  The amount of the current
          distribution in respect of any
          accrued and unpaid Collateral
          Monthly Interest  . . . . . . . . . . . . . . .    $_________


B.   INFORMATION REGARDING THE PERFORMANCE OF THE TRUST

     1.   PRINCIPAL COLLECTIONS

          (a)  The aggregate amount of
               Principal Collections processed during
               the related Collection Period(s)
               which were allocated in respect
               of the Class A Certificates . . . . . . .   $_________

          (b)  The aggregate amount of
               Principal Collections processed during
               the related Collection Period(s)
               which were allocated in respect
               of the Class B Certificates  . . . . . . .  $_________

          (c)  The aggregate amount of
               Principal Collections processed during
               the related Collection Period(s)
               which were allocated in respect
               of the Collateral Investor
               Interest . . . . . . . . . . . . . . . . .   $_________

     2.   TRUST PRINCIPAL COMPONENT

          (a)  The Trust Principal Component as of
               the end of the day on the last day
               of the related Collection Period(s). . . .   $_________

          (b)  The Invested Amount
               of Series 1997-1
               as of the end of the day on
               the related Transfer Date(s) . . . . . . .  $_________

          (c)  The Adjusted Invested
               Amount of Series 1997-1
               as of the end of the day on
               the related Transfer Date(s) . . . . . . .  $_________

          (d)  The Class A Invested Amount
               as of the end of the day on
               the related Transfer Date(s) . . . . . . .  $_________

          (e)  The Class A Adjusted Invested Amount
               as of the end of the day on
               the related Transfer Date(s) . . . . . . .   $_________

          (f)  The Class B Invested Amount
               as of the end of the day on
               the related Transfer Date(s) . . . . . . .   $_________

          (g)  The Collateral Invested Amount
               as of the end of the day on
               the related Transfer Date(s) . . . . . . .   $_________

          (h)  The Floating Allocation Percentage
               with respect to the related
               Collection Period(s) . . . . . . . . . . .   $_________

          (i)  The Class A Floating Percentage
               with respect to the related
               Collection Period(s) . . . . . . . . . . .    _____%

          (j)  The Class B Floating Percentage
               with respect to the related
               Collection Period(s) . . . . . . . . . . .    _____%

          (k)  The Collateral Floating Percentage
               with respect to the related
               Collection Period(s)   . . . . . . . . . .    _____%

          (l)  The Fixed Allocation Percentage
               with respect to the related
               Collection Period(s) . . . . . . . . . . .    _____%

          (m)  The Class A Fixed Percentage
               with respect to the related
               Collection Period(s) . . . . . . . . . . .    _____%

          (n)  The Class B Fixed Percentage
               with respect to the related
               Collection Period(s) . . . . . . . . . . .    _____%

          (o)  The Collateral Fixed Percentage
               with respect to the related
               Collection Period(s) . . . . . . . . . . .   _____%

     3.   DELINQUENT BALANCES

          The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Collection Period(s):

                                   Aggregate       Percentage
                                    Account         of Total
                                    Balance       Receivables
                                    -------       -----------

          (a) up to 29 days: . . $___________          ____%
          (b) 30 - 59 days: . .  $___________          ____%
          (c) 60 - 89 days: . .  $___________          ____%
          (d) 90 - 119 days: . . $___________          ____%
          (e) 120 or more days:  $___________          ____%
                          Total: $___________          ____%

     4.   INVESTOR DEFAULT AMOUNT

          (a)  The Investor Default
               Amount for the related Collection
               Period(s)  . . . . . . . . . . . . . . . .   $_________

          (b)  The Class A Investor Default
               Amount for the related Collection
               Period(s)  . . . . . . . . . . . . . . . .   $_________

          (c)  The Class B Investor Default
               Amount for the related Collection
               Period(s)  . . . . . . . . . . . . . . . .   $_________

          (d)  The Collateral Investor Default Amount
               for the related Collection Period(s) . . .   $_________

     5.   INVESTOR CHARGE-OFFS

          (a)  The aggregate amount of
               Class A Investor Charge-Offs
               for the related Collection Period(s) . . .   $_________

          (b)  The aggregate amount of
               Class A Investor Charge-Offs
               set forth in 5(a) above per
               $1,000 of original Certificate
               principal balance  . . . . . . . . . . . .   $_________

          (c)  The aggregate amount of Class B
               Investor Charge-Offs for the re-
               lated Collection Period(s) . . . . . . . .   $_________

          (d)  The aggregate amount of Class B
               Investor Charge-Offs set forth
               in 5(c) above per $1,000 of
               original Certificate principal
               balance  . . . . . . . . . . . . . . . . .   $_________

          (e)  The aggregate amount of
               Collateral Investor Charge-Offs for the
               related Collection Period(s) . . . . . . .   $_________

          (f)  The aggregate amount of
               Collateral Investor Charge-Offs set
               forth in 5(e) above per $1,000
               of original certificate principal
               balance  . . . . . . . . . . . . . . . . .   $_________

          (g)  The aggregate amount of Class A
               Investor Charge-Offs reimbursed
               on the related Transfer Date(s). . . . . .   $_________

          (h)  The aggregate amount of Class A
               Investor Charge-Offs set forth
               in 5(g) above per $1,000 original
               certificate principal balance re-
               imbursed on the related Transfer
               Date(s). . . . . . . . . . . . . . . . . .   $_________

          (i)  The aggregate amount of Class B
               Investor Charge-Offs reimbursed
               on the related Transfer Date(s). . . . . .   $_________

          (j)  The aggregate amount of Class B
               Investor Charge-Offs set forth
               in 5(i) above per $1,000 original
               certificate principal balance re-
               imbursed on the related Transfer
               Date(s). . . . . . . . . . . . . . . . . .   $_________

          (k)  The aggregate amount of

               Collateral Investor Charge-Offs
               reimbursed on the related Transfer
               Date(s)  . . . . . . . . . . . . . . . . .   $_________

          (l)  The aggregate amount of
               Collateral Investor Charge-Offs set
               forth in 5(k) above per $1,000
               original certificate principal
               amount reimbursed on the related
               Transfer Date(s) . . . . . . . . . . . . .   $_________

     6.   MONTHLY INVESTOR SERVICING FEE

          (a)  The amount of the Class A
               Servicing Fee payable by the
               Trust to the Servicer for
               the related Collection Period(s) . . . . .   $_________

          (b)  The amount of the Class B
               Servicing Fee payable by the
               Trust to the Servicer for
               the related Collection Period(s) . . . . .   $_________

          (c)  The amount of the Collateral
               Servicing Fee payable
               by the Trust to the Servicer for
               the related Collection Period(s) . . . . .   $_________

     7.   REALLOCATIONS

          (a)  The amount of Reallocated
               Collateral Principal
               Collections with respect to
               the related Collection Period(s) . . . . .   $_________

          (b)  The amount of Reallocated
               Class B Principal Collections
               with respect to the related
               Collection Period(s) . . . . . . . . . . .   $_________

          (c)  The Collateral Invested Amount as
               of the close of business on
               this Distribution Date . . . . . . . . . .   $_________

          (d)  The Class B Invested Amount
               as of the close of business
               on this Distribution Date  . . . . . . . .   $_________

     8.   YIELD COLLECTIONS AND NET INTERCHANGE

          (a)  The aggregate amount of Yield
               Collections (including Net Interchange,
               separately stated) processed during the
               related Collection Period(s) which
               were allocated in respect of the
               Class A Certificate  . . . . . . . . . . .   $_________

          (b)  The aggregate amount of Yield
               Collections (including Net Interchange,
               separately stated) processed during the
               related Collection Period(s) which
               were allocated in respect of
               the Class B Certificates . . . . . . . . .   $_________

          (c)  The aggregate amount of Yield
               Collections (including Net Interchange,
               separately stated) processed during the
               related Collection Period(s) which
               were allocated in respect of
               the Collateral Investor Interest . . . . .   $_________

     9.   PRINCIPAL FUNDING AMOUNT

          (a)  The principal amount on
               deposit in the Principal
               Funding Account on the
               related Transfer Date(s) . . . . . . . . .   $_________

          (b)  The Deficit Controlled Accumulation
               Amount with respect to the related
               Collection Period(s) . . . . . . . . . . .   $_________

          (c)  The Principal Funding In-
               vestment Proceeds deposited
               in the Collection Account
               on the related Transfer Date(s). . . . . .   $_________

          (d)  The amount of all or the portion
               of the Reserve Draw Amount deposited
               in the Collection Account on the
               related Transfer Date(s) from
               the Reserve Account  . . . . . . . . . . .   $_________

     10.  RESERVE DRAW AMOUNT on the related
          Transfer Date(s)  . . . . . . . . . . . . . . .   $_________

     11.  OVERCONCENTRATION DRAW AMOUNT on the
          related Transfer Date(s)  . . . . . . . . . . .   $_________

     12.  AVAILABLE FUNDS

          (a)  The amount of Class A
               Available Funds on deposit
               in the Collection Account
               on the related Transfer Date(s). . . . . .   $_________

          (b)  The amount of Class B
               Available Funds on deposit
               in the Collection Account
               on the related Transfer Date(s). . . . . .   $_________

          (c)  The amount of Collateral
               Available Funds on deposit in
               the Collection Account on
               the related Transfer Date(s) . . . . . . .   $_________

     13.  PORTFOLIO YIELD AND BASE RATE

          (a)  The Portfolio Yield for
               the related Collection Period(s) . . . . .   $_________

          (b)  The Base Rate for the
               related Collection Period(s) . . . . . . .   $_________


                              FBS CARD SERVICES, INC.
                                SERVICER



                              By: __________________________
                                   Name:
                                   Title:

                                                           SCHEDULE TO EXHIBIT C


                      SCHEDULE TO MONTHLY SERVICER'S CERTIFICATE
                     COLLECTION PERIOD ENDING _________ __, ____
                  FIRST BANK OF SOUTH DAKOTA (NATIONAL ASSOCIATION)
                 FIRST BANK CORPORATE CARD MASTER TRUST SERIES 1997-1


1.   The aggregate amount of the Investor
     Percentage of Principal Collections  . . . . . . . .   $_________

2.   The aggregate amount of the Investor
     Percentage of Yield Collections (excluding
     Net Interchange) . . . . . . . . . . . . . . . . . .   $_________

3.   The aggregate amount of the Investor
     Percentage of Net Interchange. . . . . . . . . . . .   $_________

4.   The aggregate amount of Servicer
     Interchange  . . . . . . . . . . . . . . . . . . . .   $_________

5.   The aggregate amount of funds on de-
     posit in Collection Account
     allocable to the Series 1997-1
     Certificates . . . . . . . . . . . . . . . . . . . .   $_________

6.   The aggregate amount of funds on
     deposit in the Principal Funding
     Account allocable to the Series 1997-1
     Certificates . . . . . . . . . . . . . . . . . . . .   $_________

7.   The aggregate amount to be withdrawn
     from the Collection Account and
     paid in accordance with the Loan
     Agreement pursuant to Section 4.11 . . . . . . . . .   $_________

8.   The excess, if any, of the Required
     Collateral Invested Amount over the
     Collateral Invested Amount . . . . . . . . . . . . .   $_________

9.   The Collateral Invested Amount on the
     Transfer Date of the current calendar
     month, after giving effect to the
     deposits and withdrawals on such
     Transfer Date  . . . . . . . . . . . . . . . . . . .   $_________

10.  The amount of Monthly Interest,
     Deficiency Amounts and Additional
     Interest payable to the

     (i) Class A Certificateholders . . . . . . . . . . .   $_________

     (ii) Class B Certificateholders. . . . . . . . . . .   $_________

     (iii) Collateral Interest Holder . . . . . . . . . .   $_________

11.  The amount of principal payable to the

     (i) Class A Certificateholders . . . . . . . . . . .   $_________

     (ii) Class B Certificateholders. . . . . . . . . . .   $_________

     (iii) Collateral Interest Holder . . . . . . . . . .   $_________

12.  The sum of all amounts payable to the

     (i) Class A Certificateholders . . . . . . . . . . .   $_________

     (ii) Class B Certificateholders. . . . . . . . . . .   $_________

     (iii) Collateral Interest Holder . . . . . . . . . .   $_________

13.  To the knowledge of the undersigned, no
     Early Amortization Event has occurred except as described below:

          None

          IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this ___th day of ______________, ____.

                              FBS CARD SERVICES, INC.




                              By:______________________________________
                              Name:
                              Title:


                                         S-3